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                                CGU SAVINGS PLAN


               (As Amended and Restated Effective January 1, 1999)

                                CGU SAVINGS PLAN

               (As Amended and Restated Effective January 1, 1999)


                                TABLE OF CONTENTS

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

Article I - DEFINITIONS..........................................................................................1

         1.1      "Accrued Benefit"..............................................................................1
         1.2      "Actual Contribution Percentage"...............................................................1
         1.3      "Actual Contribution Ratio"....................................................................1
         1.4      "Actual Deferral Percentage"...................................................................2
         1.5      "Actual Deferral Ratio"........................................................................2
         1.6      "Affiliated Entity"............................................................................2
         1.7      "After-Tax Deposits"...........................................................................2
         1.8      "After-Tax Deposits Account"...................................................................2
         1.9      "Annual Addition"..............................................................................2
         1.10     "Before-Tax Deposits"..........................................................................2
         1.11     "Before-Tax Deposits Account"..................................................................2
         1.12     "Beneficiary"..................................................................................2
         1.13     "Benefits Committee"...........................................................................3
         1.14     "Board of Directors"...........................................................................3
         1.15     "Break in Service".............................................................................3
         1.16     "CGU"..........................................................................................3
         1.17     "Code".........................................................................................3
         1.18     "Commercial Union Plan"........................................................................3
         1.19     "Company"......................................................................................3
         1.20     "Company Matching Account".....................................................................3
         1.21     "Company Matching Contributions"...............................................................3
         1.22     "Computation Period"...........................................................................3
         1.23     "Contribution Amounts".........................................................................3
         1.24     "Covered Employee".............................................................................4
         1.25     "Defined Contribution Dollar Limitation".......................................................4
         1.26     "Early Retirement Date"........................................................................4
         1.27     "Elapsed Time Transition Date".................................................................4
         1.28     "Elapsed Time Transition Period"...............................................................4
         1.29     "Eligible Member"..............................................................................4
         1.30     "Employee".....................................................................................4
         1.31     "Employment Date"..............................................................................4
         1.32     "ERISA"........................................................................................4
         1.33     "Excess Aggregate Contributions"...............................................................4
         1.34     "Excess Contributions".........................................................................5
         1.35     "Excess Deferral Amount".......................................................................5
         1.36     "Forfeitures"..................................................................................5
         1.37     "Highly Compensated Employee"..................................................................5
         1.38     "Hour of Service"..............................................................................6


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         1.39     "Investment Funds".............................................................................6
         1.40     "Leased Employee"..............................................................................7
         1.41     "Limitation Compensation"......................................................................7
         1.42     "Limitation Year"..............................................................................7
         1.43     "Member".......................................................................................7
         1.44     "Member's Account or Accounts".................................................................7
         1.45     "Non-Highly Compensated Employee"..............................................................7
         1.46     "Normal Retirement Age"........................................................................7
         1.47     "Normal Retirement Date".......................................................................7
         1.48     "Parental Absence".............................................................................7
         1.49     "Pension Plan".................................................................................7
         1.50     "Period of Service"............................................................................7
         1.51     "Period of Severance"..........................................................................8
         1.52     "Plan".........................................................................................8
         1.53     "Plan Year"....................................................................................8
         1.54     "Postponed Retirement Date"....................................................................8
         1.55     "Reemployment Date"............................................................................8
         1.56     "Required Beginning Date"......................................................................8
         1.57     "Rollover Account".............................................................................9
         1.58     "Salary".......................................................................................9
         1.59     "Severance from Service Date"..................................................................9
         1.60     "Spouse".......................................................................................9
         1.61     "Testing Compensation".........................................................................9
         1.62     "Total Compensation"...........................................................................9
         1.63     "Total Disability"............................................................................10
         1.64     "Transfer Account"............................................................................10
         1.65     "Trust Agreement".............................................................................10
         1.66     "Trust Fund"..................................................................................10
         1.67     "Trustee".....................................................................................10
         1.68     "Valuation Date"..............................................................................10
         1.69     "Vested Interest".............................................................................10
         1.70     "Year of Eligibility Service".................................................................10
         1.71     "Year of Vesting Service".....................................................................11

Article II - ELIGIBILITY AND PARTICIPATION......................................................................14
         2.1      Eligibility...................................................................................14
         2.2      Application to Make Deposits..................................................................14
         2.3      Rehired Employees.............................................................................14
         2.4      Leased Employees..............................................................................15

Article III - CONTRIBUTIONS AND CREDITS TO MEMBER'S ACCOUNTS....................................................15
         3.1      Amount of Before-Tax Deposits.................................................................15
         3.2      Amount of After-Tax Deposits..................................................................15
         3.3      Company Matching Contributions................................................................15
         3.4      Limitation on Before-Tax Deposits.............................................................16
         3.5      Limitations on After-Tax Deposits and Company Matching Contributions..........................18


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         3.6      Election to Use Current Plan Year.............................................................20
         3.7      Distribution of Excess Deferral Amounts.......................................................20
         3.8      Distribution of Excess Contributions..........................................................21
         3.9      Forfeiture or Distribution of Excess Aggregate Contributions..................................22
         3.10     Benefits Committee Alternatives...............................................................23
         3.11     Change in Amount of Member Deposits...........................................................23
         3.12     Discontinuance of Member Deposits.............................................................23
         3.13     Resumption of Member Deposits.................................................................23
         3.14     Limitation on Annual Additions to Member's Accounts...........................................23
         3.15     Return of Contributions.......................................................................25
         3.16     Paid Leave of Absence.........................................................................26
         3.17     Rollovers.....................................................................................26
         3.18     Plan-to-Plan Transfers........................................................................26
         3.19     Vesting and Distribution of Rollover Account and Transfer Account.............................26

Article IV - VALUATION AND INVESTMENT OF MEMBER'S ACCOUNTS......................................................27
         4.1      Investment of Account Balance.................................................................27
         4.2      Description of Funds..........................................................................27
         4.3      Reinvestment..................................................................................27
         4.4      Investment Fund Designations..................................................................27
         4.5      Valuation of Investment Funds.................................................................27
         4.6      Valuation of Member's Account in Investment Funds.............................................28

Article V - ELIGIBILITY FOR BENEFIT.............................................................................28
         5.1      Normal Retirement Benefits....................................................................28
         5.2      Postponed Retirement Benefits.................................................................28
         5.3      Early Retirement Benefits.....................................................................28
         5.4      Disability Benefits...........................................................................28
         5.5      Termination Benefits..........................................................................28
         5.6      Reemployment..................................................................................29

Article VI - DEATH BENEFITS.....................................................................................31
         6.1      Designation of Beneficiary and Form of Payment of Death Benefit...............................31
         6.2      Requirements for Spouse's Consent.............................................................31
         6.3      Payments of Benefits..........................................................................31

Article VII - VESTING 33
         7.1      Vested Interest in Member Deposits............................................................32
         7.2      Vested Interest in Company Matching Contributions.............................................32
         7.3      Forfeitures...................................................................................32
         7.4      No Divestment for Cause.......................................................................33
Article VIII - PAYMENT OF BENEFITS..............................................................................33
         8.1      Method of Payment.............................................................................33
         8.2      Reinvestment and Valuation of Accounts........................................................33
         8.3      Entitlement to Benefits.......................................................................34
         8.4      Requirements Concerning Distributions.........................................................34


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         8.5      Direct Rollovers of Eligible Rollover Distributions Made from This Plan.......................36
         8.6      Member's Consent to Distribution of Benefits..................................................37

Article IX - WITHDRAWALS........................................................................................38
         9.1      General Rules for All Withdrawals.............................................................38
         9.2      Withdrawals of Other Than Before-Tax Deposits.................................................38
         9.3      Withdrawals of Before-Tax Deposits............................................................39

Article X - LOANS...............................................................................................41
         10.1     Purpose.......................................................................................41
         10.2     Amount........................................................................................41
         10.3     Interest......................................................................................41
         10.4     Ordering Rules................................................................................42
         10.5     Term..........................................................................................42
         10.6     Repayment.....................................................................................42
         10.7     Security......................................................................................42
         10.8     Default.......................................................................................43
         10.9     Administration................................................................................44

Article XI - ADMINISTRATION.....................................................................................44
         11.1     Benefits Committee............................................................................44
         11.2     Quorum........................................................................................44
         11.3     Administrative Rules..........................................................................45
         11.4     Authority and Administrative and Professional Assistance......................................45
         11.5     Decision of Benefits Committee................................................................45
         11.6     Accounting....................................................................................45
         11.7     Claims Procedure..............................................................................45
         11.8     Plan Records..................................................................................47
         11.9     Funding Policy................................................................................47
         11.10    Compensation..................................................................................47
         11.11    Liability of Members of the Committee.........................................................47

Article XII - TRUST FUND........................................................................................48
         12.1     Trust Agreement...............................................................................48
         12.2     Exclusive Benefit Rule........................................................................48


Article XIII - AMENDMENTS, DISCONTINUANCE, AND TERMINATION......................................................48
         13.1     Amendment.....................................................................................48
         13.2     Power of Discontinuance and Termination.......................................................49
         13.3     Liabilities...................................................................................49
         13.4     Merger, Consolidation, or Transfer............................................................50

Article XIV - TOP-HEAVY PROVISIONS..............................................................................50
         14.1     Top-Heavy Definitions.........................................................................50
         14.2     Top-Heavy Rules...............................................................................52

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Article XV - RELATING TO THE PARTICIPATING EMPLOYERS............................................................53
         15.1     Action by Board of Directors..................................................................53
         15.2     Participating Employers.......................................................................53

Article XVI - MERGER OF COMMERCIAL UNION PLAN; SPECIAL PROVISIONS REGARDING CNA PLAN............................53
         16.1     Merger of Plans...............................................................................53
         16.2     Transfer of Commercial Union Plan Accounts....................................................53
         16.3     Transfer of CNA Plan Amounts..................................................................54
         16.4     Vesting in CNA Subaccounts....................................................................54
         16.5     Optional Methods of Payment for CNA Subaccounts...............................................55
         16.6     Qualified Retirement Annuity..................................................................55
         16.7     Qualified Preretirement Survivor Annuity......................................................58
         16.8     Compliance Amendments.........................................................................60

Article XVII - MISCELLANEOUS....................................................................................60
         17.1     Company Notification..........................................................................60
         17.2     No Employment Rights..........................................................................60
         17.3     No Assignment or Alienation...................................................................60
         17.4     Military Service..............................................................................60
         17.5     Titles........................................................................................60
         17.6     Gender and Number.............................................................................61
         17.7     Facility of Payment...........................................................................61
         17.8     Former Employees..............................................................................61
         17.9     Expenses......................................................................................61
         17.10    Governing Law.................................................................................61
         17.11    Unclaimed Benefits............................................................................61
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                                CGU SAVINGS PLAN

               (As Amended and Restated Effective January 1, 1999)


                                    PREAMBLE


WHEREAS, General Accident Insurance Company of America ("General Accident") adopted the Employees' Savings Plan of General Accident Insurance Company of America (the "Plan") effective April 1, 1978; and

WHEREAS, General Accident amended and restated the Plan effective January 1, 1989, in order to comply with the Tax Reform Act of 1986 and other changes in applicable law and to make certain other changes, and subsequently amended the Plan from time to time, most recently by an Amendment No. 5, effective January 1, 1998; and

WHEREAS, Commercial Union Insurance Company ("Commercial Union"), an affiliate of General Accident, maintained the Employees' Savings Plan of the Commercial Union Insurance Companies (the "Commercial Union Plan") which also provided that contributions for the benefit of members of the Commercial Union Plan be held, in trust, by a trustee;

WHEREAS, CGU plc (the ultimate foreign parent of Commercial Union) acquired the common stock of General Accident plc (the ultimate foreign parent of General Accident), effective June 2, 1998;

WHEREAS, Commercial Union Corporation, the immediate parent of Commercial Union, acquired General Accident effective December 31, 1998;

WHEREAS, Commercial Union and General Accident merged the Commercial Union Plan with and into the General Accident Plan, with General Accident as plan sponsor, and renamed the merged Plan the "CGU Savings Plan" (the "Plan") effective January 1, 1999;

WHEREAS, General Accident was renamed "CGU Insurance Company" ("CGU") effective August 25, 1999; and

WHEREAS, CGU desires to amend and restate the merged Plan effective January 1, 1999, in order to reflect the merger of the Commercial Union Plan with and into the Plan; to comply with the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, and other recent laws and regulations; and to make certain other changes;

NOW, THEREFORE, effective January 1, 1999, except as otherwise specifically provided, the Plan is hereby amended and restated as follows:

                                   Article I
                                   DEFINITIONS

In this Plan, unless a different meaning is plainly required by the context, the following words and phrases, as used herein, shall have the following meanings:

         .1 "ACCRUED BENEFIT" -- The amount credited to a Member's Account under the Plan.

         .2 "ACTUAL CONTRIBUTION PERCENTAGE" -- Effective January 1, 1997, the average (expressed as a percentage) of the Actual Contribution Ratios of the Eligible Members in a group. The Actual Contribution Percentage shall be calculated to the nearest 1/100 of one percent.

         .3 "ACTUAL CONTRIBUTION RATIO" -- Effective January 1, 1997, the ratio (expressed as a percentage) of the sum of the Contribution Amounts under the Plan on behalf of the Eligible Member for the Plan Year to the Eligible Member's Testing Compensation for the Plan Year. An Eligible Member's Actual Contribution Ratio shall be calculated to the nearest 1/100 of one percent.

         .4 "ACTUAL DEFERRAL PERCENTAGE" -- Effective January 1, 1997, the average (expressed as a percentage) of the Actual Deferral Ratios of the Eligible Members in a group. The Actual Deferral Percentage shall be calculated to the nearest 1/100 of one percent.

         .5 "ACTUAL DEFERRAL RATIO" -- Effective January 1, 1997, the ratio (expressed as a percentage) of Before-Tax Deposits on behalf of an Eligible Member for the Plan Year to the Eligible Member's Testing Compensation for the Plan Year. An Eligible Member's Actual Deferral Ratio shall be calculated to the nearest 1/100 of one percent.

         .6 "AFFILIATED ENTITY" -- The Company and any corporation which is a member of a controlled group of corporations (as defined in section 414(b) of the Code) which includes the Company; any trade or business (whether or not incorporated) which is under common control (as defined in section 414(c) of the
Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under section 414(o) of the Code. For purposes of applying sections 414(b) and 414(c) of the Code to the limitations set forth in Section 3.14, the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" each place it appears in section 1563(a)(1) of the Code.

         .7 "AFTER-TAX DEPOSITS" -- The deposits made by the Member in accordance with Section 3.2. After-Tax Deposits are not excludable from the Member's wages for Federal income tax purposes.

         .8 "AFTER-TAX DEPOSITS ACCOUNT" -- The account established for the portion of a Member's Account attributable to his After-Tax Deposits. Separate accounting shall be maintained for After-Tax Deposits made prior to January 1, 1987, and After-Tax Deposits made on or after January 1, 1987.

         .9 "ANNUAL ADDITION" -- The amount allocated to a Member's Account for a Limitation Year that consists of the sum of: (i) Company Matching Contributions, (ii) Before-Tax Deposits (other than Excess Deferral Amounts distributed in accordance with Section 3.7), (iii) After-Tax Deposits, (iv) Forfeitures, and (v) amounts described in sections 415(l)(1) and 419A(d)(2) of the Code.

         .10 "BEFORE-TAX DEPOSITS" -- Those deposits authorized by a Member in accordance with Section 3.1. Before-Tax Deposits shall be subject to the limitations described in Section 3.4.

         .11 "BEFORE-TAX DEPOSITS ACCOUNT" -- The account established for the portion of a Member's Account attributable to his Before-Tax Deposits.

         .12 "BENEFICIARY" -- The person or persons or legal entity or entities designated by the Member to receive benefits payable under the Plan after the Member's death, or the personal or legal representative of a deceased Member. If no Beneficiary is designated by the

Member or if no Beneficiary survives the Member, the Beneficiary shall be the Member's Spouse if the Member has a surviving Spouse; otherwise the Beneficiary shall be the Member's estate.

         .13 "BENEFITS COMMITTEE" -- A committee appointed to administer the Plan pursuant to Article XI.

         .14 "BOARD OF DIRECTORS" -- The Board of Directors of CGU.

         .15 "BREAK IN SERVICE" -- A Computation Period during which the Employee does not complete more than 500 Hours of Service.

         .16 "CGU" -- CGU Insurance Company (known as General Accident Insurance Company of America prior to August 25, 1999).

         .17 "CODE" -- The Internal Revenue Code of 1986, as amended.

         .18 "COMMERCIAL UNION PLAN" -- The Employee Savings Plan of the Commercial Union Insurance Companies, as in effect prior to January 1, 1999.

         .19 "COMPANY" -- CGU and any Affiliated Entities which have adopted the Plan.

         .20 "COMPANY MATCHING ACCOUNT" -- The account established for the portion of a Member's Account attributable to Company Matching Contributions.

         .21 "COMPANY MATCHING CONTRIBUTIONS" -- Those contributions made by the Company pursuant to Section 3.3.

         .22 "COMPUTATION PERIOD" -- A 12-month period beginning on an Employee's Employment or Reemployment Commencement Date or any anniversary thereof.

         .23 "CONTRIBUTION AMOUNTS" -- Effective January 1, 1997, the sum of the following contributions made with respect to an Eligible Member in a Plan Year:

                  (a) After-Tax Deposits; plus

                  (b) Company Matching Contributions (other than those forfeited under Section 3.7(a) or Section 3.8(a)).

         .24 "COVERED EMPLOYEE" -- An Employee of the Company except for:

                  (a) A summer intern;

                  (b) A co-op associate;

                  (c) Any Employee who is a member of a collective bargaining unit, unless the members of the unit are eligible to become Members of the Plan pursuant to the terms of the unit's collective bargaining agreement with the Company;

                  (d) A Leased Employee; or

                  (e) Any person who is classified as an independent contractor or leased employee by the Company.

         .25 "DEFINED CONTRIBUTION DOLLAR LIMITATION" -- $30,000 or, if greater, 1/4 of the defined benefit dollar limitation set forth in section 415(b)(1) of the Code as in effect for the Limitation Year.

         .26 "EARLY RETIREMENT DATE" -- The first day of the month coincident with or next following the Member's attainment of age 55 with 10 Years of Vesting Service.

         .27 "ELAPSED TIME TRANSITION DATE" -- The date on and after which the Employee's Years of Eligibility Service and Years of Vesting Service are measured using the elapsed time method, which shall be the first day of his Elapsed Time Transition Period; provided, however, that if the Employee completes 1,000 Hours of Service during his Elapsed Time Transition Period and before December 31, 1998, so that he is credited with a Year of Eligibility Service under Section 1.70(a)(2) and a Year of Vesting Service under Section 1.71(a)(3), his Elapsed Time Transition Date shall be the first day after his Elapsed Time Transition Period.

         .28 "ELAPSED TIME TRANSITION PERIOD" -- The Employee's Computation Period which begins in 1998.

         .29 "ELIGIBLE MEMBER" -- An Employee who is otherwise authorized under the terms of the Plan to have Before-Tax Deposits, After-Tax Deposits, or Company Matching Contributions allocated to his Member's Account for the Plan Year.

         .30 "EMPLOYEE" -- Anyone employed by the Company or any other Affiliated Entity, and any Leased Employee. "Employee" does not include any independent contractor on a retainer or anyone serving solely as a director of the Company.

         .31 "EMPLOYMENT DATE" -- The date on which an Employee completes his first Hour of Service.

         .32 "ERISA" -- The Employee Retirement Income Security Act of 1974, as amended.

         .33 "EXCESS AGGREGATE CONTRIBUTIONS" -- Effective January 1, 1997, the excess, for a Plan Year, of:

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                  (a) the aggregate Contribution Amounts of Highly Compensated
         Employees for such Plan Year; over

                  (b) the maximum amount of such Contribution Amounts permitted by the Actual Contribution Percentage test under Section 3.5 (determined by reducing contributions made by or on behalf of Highly Compensated Employees in order of their Actual Contribution Ratios, beginning with the highest of such Ratios).

         .34 "EXCESS CONTRIBUTIONS" -- Effective January 1, 1997, the excess, for a Plan Year, of:

                  (a) the aggregate Before-Tax Contributions on behalf of Highly Compensated Employees for such Plan Year; over

                  (b) the maximum amount of Before-Tax Contributions permitted by the Actual Deferral Percentage test under Section 3.4 (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Actual Deferral Ratios, beginning with the highest of such Ratios).

         .35 "EXCESS DEFERRAL AMOUNT" -- The amount of Before-Tax Deposits for a calendar year that the Member allocates to this Plan pursuant to the claims procedure set forth in Section 3.7(b).

         .36 "FORFEITURES" -- The nonvested portion of the Company Matching Account that the Member is not entitled to upon termination of employment.

         .37 "HIGHLY COMPENSATED EMPLOYEE" --

                  (a) Effective January 1, 1997, an Employee is a Highly Compensated Employee for a Plan Year if he:

                           (1) was a "5-percent owner" (as defined in section
                  416(i) of the Code) of an Affiliated Entity at any time during the Determination Year or the Look-Back Year; or

                           (2) received Total Compensation from the Affiliated
                  Entities in excess of $80,000 (as adjusted by the Secretary of the Treasury in accordance with section 414(q)(1) of the Code) during the Look-Back Year, and, if the Benefits Committee or its appointed representative so elects for any Determination Year, was in the Top-Paid Group of Employees for the Look-Back Year. The determination of who is a Highly Compensated Employee shall be made in accordance with section 414(q) of the Code and the regulations issued thereunder.

                  (b) The following definitions apply when making the determination of who is a highly compensated employee:

                           (1) "DETERMINATION YEAR" means the Plan Year for
                  which a determination of which Employees are Highly Compensated Employees is being made.

                           (2) "LOOK-BACK YEAR" means the 12-month period
                  immediately preceding the Determination Year.

                           (3) TOP-PAID GROUP. An Employee is in the "Top-Paid
                  Group" of Employees for any Look-Back Year if such Employee is in the group consisting of the top 20 percent of the Employees when ranked on the basis of Total Compensation from the Affiliated Entities paid during such Look-Back Year. For purposes of determining the number of Employees in the "Top-Paid Group," Employees described in section 414(q)(5) of the Code and Q&A-9(b) of Treas. Reg.ss.1.414(q)-1 and Treas. Reg.ss.1.414(q)-1T shall be excluded.

         .38      "HOUR OF SERVICE" -- An hour:

                  (a) for which an Employee is paid or entitled to payment for the performance of employment duties for an Affiliated Entity;

                  (b) for which back pay is either awarded or agreed to by an Affiliated Entity; or

                  (c) for which an Employee is paid or entitled to payment by an Affiliated Entity other than for the performance of employment duties, but excluding periods during which payment is made or due solely for the purpose of complying with applicable workers' compensation, unemployment compensation, or disability insurance laws.

An Hour of Service shall not be credited where an Employee is reimbursed solely for medical or medically related expenses. Hours of Service shall be credited in accordance with the rules set forth in 29 CFR ss.ss. 2530.200b-2(b) and (c).

An Employee shall be credited with 190 Hours of Service for each month in which one Hour of Service is performed.

Hours of Service shall be credited for any individual considered to be a Leased Employee.

If an Employee has a Parental Absence which begins on or after January 1, 1985, the Employee shall be credited, solely for purposes of avoiding a Break in Service, with sufficient Hours of Service to avoid a Break in Service in the applicable 12-month period in which the Parental Absence begins; or, if the Employee already has sufficient Hours of Service to avoid a Break in Service in that period, the Employee shall be credited, solely for purposes of avoiding a Break in Service, with sufficient Hours of Service to avoid a Break in Service in the applicable 12-month period immediately following the one in which the Parental Absence begins. Hours of Service during such Parental Absence shall be credited in an amount equal to the Hours of Service the Employee would have had but for such Parental Absence.

Effective August 5, 1993, notwithstanding any other provision of the Plan to the contrary, service shall be credited during a leave of absence to the extent required by the Family and Medical Leave Act of 1993 to prevent a Break in Service.

         .39 "INVESTMENT FUNDS" -- The funds made available by the Benefits Committee or its appointed representative under the Trust Fund, as provided in
Section 4.2.

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         .40 "LEASED EMPLOYEE" -- A leased employee of the Affiliated Entities within the meaning of section 414(n)(2) of the Code. Notwithstanding the foregoing, if all such leased employees constitute less than 20 percent of the nonhighly compensated work force (within the meaning of section 414(n)(5)(C)(ii) of the Code) of the Affiliated Entities, the term "Leased Employee" shall not include any leased employee covered by a plan described in section 414(n)(5) of the Code.

         .41 "LIMITATION COMPENSATION" -- Effective January 1, 1998, a Member's Total Compensation for a Limitation Year.

         .42 "LIMITATION YEAR" -- The Plan Year.

         .43 "MEMBER" -- A Covered Employee participating in the Plan, or a former Employee with an undistributed Vested Interest.

         .44 "MEMBER'S ACCOUNT OR ACCOUNTS" -- As of any applicable date, the aggregate of a Member's After-Tax Deposits Account, Before-Tax Deposits Account, Company Matching Account, Rollover Account, and Transfer Account.

         .45 "NON-HIGHLY COMPENSATED EMPLOYEE" -- Effective January 1, 1997, an Employee who is not a Highly Compensated Employee.

         .46 "NORMAL RETIREMENT AGE" -- Age 65.

         .47 "NORMAL RETIREMENT DATE" -- The first day of the month coincident with or next following a Member's attainment of Normal Retirement Age.

         .48 "PARENTAL ABSENCE" -- An absence from work (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

         .49 "PENSION PLAN" -- The CGU Pension Plan, as amended from time to time.

         .50 "PERIOD OF SERVICE" -- A period commencing on an Employee's Employment or Reemployment Date (or, if later, on the Employee's Elapsed Time Transition Date) and ending on the Employee's Severance from Service Date. All of an Employee's Periods of Service shall be aggregated, except as otherwise provided in Sections 2.3 and 5.6(b).

The following Periods of Severance shall also be taken into account as Periods of Service, provided that no period prior to the Employee's Elapsed Time Transition Date shall be treated as a Period of Service:

                  (a) If an Employee severs from service by reason of a quit, discharge, or retirement and the Employee then performs an Hour of Service as defined in Section

         1.38(a) within 12 months of his Severance from Service Date, such Period of Severance shall be taken into account; and

                  (b) If an Employee severs from service by reason of a quit, discharge, or retirement during an absence from service of 12 months or less for any reason other than a quit, discharge, or retirement, and then performs an Hour of Service as defined in Section 1.38(a) within 12 months of the date on which the Employee was first absent from service, such Period of Severance shall be taken into account.

         .51 "PERIOD OF SEVERANCE" -- The period commencing on an Employee's Severance from Service Date and ending on the date on which the Employee again performs an Hour of Service as defined in Section 1.38(a); provided, however, that if an Employee completes at least 500 Hours of Service during his Elapsed Time Transition Period (disregarding any Hours of Service after December 31,
1998) or any earlier Computation Period, his Period of Severance shall not begin until the first day after such Period.

Notwithstanding the foregoing, in the case of an Employee who is absent from work for a Parental Absence, the Period of Severance shall begin on the second anniversary of the first date on which the Employee was absent for such reason. The period between the first and second anniversaries of the first date of such absence is neither a Period of Service nor a Period of Severance.

Notwithstanding any other provision of the Plan to the contrary, service shall be credited during a leave of absence to the extent required by the Family and Medical Leave Act of 1993 to prevent a Period of Severance.
For purposes of measuring the length of an Employee's Period of Severance, any Breaks in Service prior to an Employee's Elapsed Time Transition Period shall be treated as a Period of Severance.

         .52 "PLAN" -- The CGU Savings Plan (formerly the Employees' Savings Plan of General Accident Insurance Company of America), a profit-sharing plan under section 401(a)(27) of the Code, as set forth in this document and as it may be amended from time to time.

         .53 "PLAN YEAR" -- Each 12-consecutive-month period commencing on January 1 and ending on December 31.

         .54 "POSTPONED RETIREMENT DATE" -- The first day of any calendar month after a Member's Normal Retirement Date and coinciding with or first following his actual retirement from the Company and all other Affiliated Entities.

         .55 "REEMPLOYMENT DATE" -- The date on which an Employee completes his first Hour of Service following his most recent Period of Severance.

         .56 "REQUIRED BEGINNING DATE" -- Effective January 1, 1997, April 1 of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs; provided, however, that if the Member is a "5-percent owner" as defined in section 416 of the Code, his Required Beginning Date shall be April 1 of the calendar year following the calendar year in which the Member attains age 70 1/2, regardless of whether the Member has terminated employment.

         .57 "ROLLOVER ACCOUNT" -- The account established for the portion of a Member's Account attributable to a rollover amount described in Section 3.17.

         .58 "SALARY" -- The sum of:

                  (a) the base compensation paid to the Member by the Company during the Plan Year, excluding overtime pay, bonuses, deferred compensation, or other types of extra compensation, or any Company payments for group insurance, public or private employee welfare benefits, or Company contributions to a pension or profit-sharing plan; plus

                  (b) the Member's Before-Tax Deposits for the Plan Year; plus

                  (c) contributions made on behalf of the Member by the Company for the Plan Year to a cafeteria plan maintained pursuant to section 125(c) of the Code, if such contributions are made by salary reduction pursuant to the Member's election.

Notwithstanding the foregoing, the annual Salary of each Member taken into account for any Plan Year for determining all benefits provided under the Plan shall not exceed $150,000, as adjusted by the Commissioner of Internal Revenue for increases in the cost of living pursuant to section 401(a)(17)(B) of the Code.

         .59 "SEVERANCE FROM SERVICE DATE" -- The earlier of:

                  (a) the date on which an Employee quits, retires, is discharged, or dies; or

                  (b) the first anniversary of the first date of a period in which an Employee remains absent from service with or without pay for any reason other than a quit, retirement, discharge, or death.

         .60 "SPOUSE" -- The spouse or surviving spouse of a Member, provided that a former spouse shall be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order (as defined in section 414(p) of the Code).

         .61 "TESTING COMPENSATION" -- Effective January 1, 1994, Total Compensation received while an Eligible Member; provided, however, that the annual Testing Compensation of each Member taken into account for any Plan Year for determining all benefits provided under the Plan shall not exceed $150,000, as adjusted by the Commissioner of Internal Revenue for increases in the cost of living pursuant to section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year shall apply to any period, not exceeding 12 months, beginning in such calendar year over which Testing Compensation is determined (the "determination period").

         .62 "TOTAL COMPENSATION" -- Effective January 1, 1989, the amount reported by the Company in the "Wages, Tips, Other Compensation" box of the Member's Form W-2 (Wage and Tax Statement) or any successor thereto. Such amount is described in more detail as follows: the sum of (i) a Member's wages within the meaning of section 3401(a) of the Code, plus (ii) all other payments to the Member by the Company (in the course of the Company's trade or business), in both cases for which the Company is required to furnish the Member a written statement under section 6041(d), 6051(a)(3), or 6052 of the Code. However, notwithstanding the foregoing, a Member's Total Compensation shall not include amounts paid or reimbursed by the Company for moving expenses incurred by the Member, to the extent that at the time of the payment it is reasonable to believe that these amounts are deductible by the Member under section 217 of the Code. A Member's Total Compensation shall be determined without regard to any rules under section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed.

"Total Compensation" shall also include contributions made by the Company on behalf of the Member, by salary reduction pursuant to the Member's election, (i) to an arrangement described in section 401(k) of the Code, or (ii) to a "cafeteria plan" (as defined in section 125(d) of the Code).

         .63 "TOTAL DISABILITY" -- A physical or mental disability of such severity and probable duration as to render the Member unable to perform the duties of his job or of any job with the Company for which he is suited by reason of training, education, or experience, such disability to be determined by the Benefits Committee or its appointed representative on medical evidence.

         .64 "TRANSFER ACCOUNT" -- The account established for the portion of a Member's Account attributable to a transfer amount described in Section 3.18.

         .65 "TRUST AGREEMENT" -- The agreement entered into between the Company and the Trustee to continue a trust to carry out the purposes of the Plan.

         .66 "TRUST FUND" -- The assets held in trust for Plan purposes under the Trust Agreement, including those invested in group annuity or insurance contracts.

         .67 "TRUSTEE" -- The Trustee appointed under the Trust Agreement.

         .68 "VALUATION DATE" -- Each business day of the Plan Year.

         .69 "VESTED INTEREST" -- The portion of a Member's Account which is or has become nonforfeitable under Article VII.

         .70 "YEAR OF ELIGIBILITY SERVICE"

                  (a) GENERAL RULES

                           (1) PRIOR TO ELAPSED TIME TRANSITION PERIOD. An
                  Employee shall be credited with a Year of Eligibility Service for each Computation Period which begins before his Elapsed Time Transition Period during which he completes at least 1,000 Hours of Service.

                           (2) ELAPSED TIME TRANSITION PERIOD. An Employee shall
                  be credited with a Year of Eligibility Service for his Elapsed Time Transition Period if he completes at least 1,000 Hours of Service during such Period, disregarding any Hours of Service completed after December 31, 1998.

                           (3) AFTER ELAPSED TIME TRANSITION DATE. An Employee
                  shall receive credit for a Year of Eligibility Service for each 12-month Period of Service on and after his Elapsed Time Transition Date. If the Employee has more than one Period of Service, such periods shall be aggregated, except as otherwise provided in Section 2.3. Any fraction of a Year of Eligibility Service resulting after such aggregation shall be disregarded.

                  (b) SPECIAL RULES

                           (1) FOR OREGON AUTO AND NORTH PACIFIC EMPLOYEES. The
                  individuals described in Section 1.71(b)(3) (relating to certain "OAIC" and "North Pacific" employees) shall receive credit for eligibility for their service with OAIC or North Pacific as though such service had been service with the Company.

                           (2) FOR SILVEY AND ROYAL EMPLOYEES. The individuals
                  described in Section 1.71(b)(4) (relating to certain "Silvey" and "Royal" employees) shall receive credit for eligibility for their service with Silvey or its subsidiaries or with Royal (but, in the case of Royal, only while Royal and Silvey were members of the same "controlled group of corporations," within the meaning of section 414(b) of the Code) as though such service had been service with the Company.

                           (3) FOR HAWKEYE, WESTERN STATES, AND UNITED SECURITY
                  EMPLOYEES. The individuals described in Section 1.71(b)(5) (relating to certain "Hawkeye," "Western States," and "United Security" employees) shall receive credit for eligibility for their service with Hawkeye, Western States, or United Security as though such service had been service with the Company.

                           (4) FOR COMMERCIAL UNION EMPLOYEES. The individuals
                  described in Section 1.71(b)(6) (relating to certain "Commercial Union" employees) shall receive credit for eligibility for their service with Commercial Union Insurance Company and its affiliates as though such service had been service with the Company; provided, however, that such an individual's Years of Eligibility Service for periods prior to January 1, 1999, shall in no event be less than his years of service credited for eligibility purposes under the provisions of the Commercial Union Plan in effect on December 31, 1998.

         .71 "YEAR OF VESTING SERVICE"

                  (a) GENERAL RULES

                           (1) PRIOR TO 1978. Any Employee eligible to enter the
                  Plan on April 1, 1978, shall be credited with whole Years of Vesting Service for the period (consisting of years and any fractional year of six months or more) of his continuous employment before January 1, 1978. Employment shall be deemed continuous where there is no break of more than a year.

                           (2) AFTER 1978 BUT PRIOR TO ELAPSED TIME TRANSITION
                  PERIOD. An Employee shall be credited with a Year of Vesting Service for each Computation Period which begins on or after January 1, 1978, but before his Elapsed Time Transition Period, during which he completes at least 1,000 Hours of Service.

                           (3) ELAPSED TIME TRANSITION PERIOD. An Employee shall
                  be credited with a Year of Vesting Service for his Elapsed Time Transition Period if he completes at least 1,000 Hours of Service during such Period, disregarding any Hours of Service completed after December 31, 1998.

                           (4) AFTER ELAPSED TIME TRANSITION DATE. An Employee
                  shall receive credit for a Year of Vesting Service for each 12-month Period of Service on and after his Elapsed Time Transition Date. If the Employee has more than one Period of Service, such periods shall be aggregated, except as otherwise provided in Section 5.6(b). Any fraction of a Year of Vesting Service resulting after such aggregation shall be disregarded.

                  (b) SPECIAL RULES

                           (1) FOR A. PAULL EMPLOYEES. Any employee of the A.
                  Paull Branch who was eligible to enter the Plan on July 1, 1981, and who did so before October 1, 1981 shall be credited with whole Years of Vesting Service (consisting of years and any fractional year of six months or more) of his continuous employment with A. Paull & Son, Inc. Employment shall be deemed continuous where there is no break of more than a year (but time during a break of less than a year shall not be credited toward vesting service).

                  A. Paull & Son, Inc. employees who did not enter the Plan by October 1, 1981 shall have their vesting service counted for all years as described in subsection (a) above. "Employment Date" shall mean the date on which such individuals became Employees of the Company.

                           (2) FOR A.L. WILLIAMS EMPLOYEES. Employees of the
                  A.L. Williams Branch were eligible to enter the Plan on September 1, 1983, provided they had completed one year of service on or before August 31, 1983. Employees who enter the Plan shall have their vesting service counted as described in subsection (a) above. "Employment Date" shall mean August 1, 1982, the date on which such individuals became Employees of the Company.

                           (3) FOR OREGON AUTO AND NORTH PACIFIC EMPLOYEES.
                  Employees of Oregon Automobile Insurance Company ("OAIC") and its wholly owned subsidiary, North Pacific Insurance Company ("North Pacific"), as of August 15, 1986, the date General Accident Insurance Company of America purchased all of the issued and outstanding stock of OAIC from Northwestern National Insurance Company of Milwaukee, Wisconsin (a wholly owned subsidiary of Armco Insurance Group, Inc.) shall receive credit for vesting for their service with OAIC or North Pacific as though such service had been service with the Company.

                           (4) FOR SILVEY AND ROYAL EMPLOYEES. Employees of the
                  Silvey Corporation ("Silvey") or its subsidiaries, and those employees of Royal Indemnity Company "on loan" to Silvey, who became Employees as a result of General Accident Insurance Company of America's purchase of all of the issued and outstanding stock of Silvey Corporation from Royal Group, Inc. in 1990 shall receive credit for vesting for their service with Silvey or its subsidiaries or with Royal (but, in the case of Royal, only while Royal and Silvey were members of the same "controlled group of corporations," within the meaning of section 414(b) of the Code) as though such service had been service with the Company.

                           (5) FOR HAWKEYE, WESTERN STATES, AND UNITED SECURITY
                  EMPLOYEES. Employees of Hawkeye-Security Insurance Company ("Hawkeye") or its subsidiaries - Western States Insurance Company ("Western States") and United Security Insurance Company ("United Security") - as of July 30, 1991, the date General Accident Insurance Company of America purchased all of the issued and outstanding common stock of Hawkeye (which in turn owns all of the issued and outstanding common stock (other than director's qualifying shares) of Western States and United Security) from IB Holdings, Inc. (a wholly-owned subsidiary of USLICO Corporation), shall receive credit for vesting for their service with Hawkeye, Western States, or United Security as though such service had been service with the Company.

                           (6) FOR COMMERCIAL UNION EMPLOYEES. Employees who
                  were in covered employment under the Commercial Union Plan prior to January 1, 1999, shall receive credit for vesting for their service with Commercial Union Insurance Company and its affiliates and for any service with a prior employer which was counted for vesting purposes under the Commercial Union Plan as of December 31, 1998 as though such service had been service with the Company; provided, however, that such an Employee's Years of Vesting Service for periods prior to January 1, 1999, shall in no event be less than his years of service credited for vesting purposes under the provisions of the Commercial Union Plan in effect on December 31, 1998.

                                   Article II
                          ELIGIBILITY AND PARTICIPATION

         .1 ELIGIBILITY

                  (a) Any Covered Employee who was a Member of the Plan or the Commercial Union Plan on December 31, 1998 shall be a Member of the Plan on January 1, 1999, provided that he continues to be a Covered Employee.

                  (b) Each other Covered Employee shall become a Member of the Plan on the later of:

                           (1) January 1, 1999; or

                           (2) the first day of the payroll period following the
                  earlier of (i) the date he completes 90 days of service for an Affiliated Entity, or (ii) the date he completes a Year of Eligibility Service,

         provided he continues to be a Covered Employee on such date. If he is not a Covered Employee on such date, he shall become a Member on the first date on which he again becomes a Covered Employee.

         .2 APPLICATION TO MAKE DEPOSITS. A Covered Employee who has become a Member under Section 2.1 may make written application on the form provided by the Company to make deposits under the Plan. The application must:

                  (a) authorize regular payroll reduction deposits and indicate the amounts under Article III;

                  (b) make an Investment Fund designation under Section 4.4;

                  (c) designate Before-Tax and/or After-Tax Deposits (as permitted by the terms of the Plan);

                  (d) name a Beneficiary under Section 6.1; and

                  (e) agree to the terms of the Plan and Trust Agreement.

The Member's first deposit shall be made from the first payroll period beginning at least 15 days after he applies to make deposits under the Plan.

The Benefits Committee or its appointed representative shall keep, for each Member, a Member's Account showing his interest and other relevant data under the Plan and in the Trust Fund. Each Member shall receive a written statement of his Member's Account quarterly. In keeping these accounts, the Benefits Committee or its appointed representative shall rely on the Trust Fund valuations under the terms of the Plan and Trust Agreement.

         .3 REHIRED EMPLOYEES. If an Employee (whether or not he has become a Member) who has no Vested Interest terminates employment and incurs a Period of Severance, and if the length of the Period of Severance equals or exceeds the greater of (i) the number of his Years of Eligibility Service prior to the Period of Severance, or (ii) five, then, in the event he returns to employment, he shall be treated as a new Employee for all purposes of the Plan, except as otherwise specifically provided herein.

In all other cases where an Employee leaves the Company after becoming a Member and is later rehired as a Covered Employee, he shall again become a Member when rehired and may apply to make deposits under the Plan in accordance with Section 2.2.

In all other cases where an Employee leaves the Company before becoming a Member and is later rehired as a Covered Employee, he shall become a Member under the provisions of Section 2.1(b), counting his Years of Eligibility Service (if any) completed before he left the Company.

         .4 LEASED EMPLOYEES. Notwithstanding any other provisions of the Plan, for purposes of determining the number or identity of Highly Compensated Employees and for purposes of the pension requirements of section 414(n)(3) of the Code, the employees of the Company shall include Leased Employees. However, a Leased Employee shall not become a Member of, or accrue benefits under, the Plan.


                                  Article III

                            CONTRIBUTIONS AND CREDITS
                              TO MEMBER'S ACCOUNTS

         .1 AMOUNT OF BEFORE-TAX DEPOSITS. Each Member may direct the Company to make Before-Tax Deposits on his behalf by notifying the Company in accordance with Section 2.2 and authorizing the reduction of his Salary by any whole percentage up to a maximum of 18 percent. The Member's Before-Tax Deposits shall be subject to the limitations of Section 3.4. The Before-Tax Deposits shall be credited to the Member's Before-Tax Deposits Account.

         .2 AMOUNT OF AFTER-TAX DEPOSITS. A Member may make After-Tax Deposits subject to the limitations of Section 3.5. A Member's After-Tax Deposits shall be in whole percentages not in excess of 18 percent of the Member's Salary, and a Member's aggregate Before-Tax and After-Tax Deposits shall not exceed 18 percent of the Member's Salary. The After-Tax Deposits shall be credited to the Member's After-Tax Deposits Account.

         .3 COMPANY MATCHING CONTRIBUTIONS

                  (a) The Company shall contribute to the Trust on behalf of each Member who has authorized Before-Tax and/or After-Tax Deposits under Section 3.1 and/or Section 3.2 an amount equal to 100 percent of the first two percent and 50 percent of the next four percent of such Deposits. The Company Matching Contributions shall be credited to the Member's Company Matching Account, and the total Company Matching Contributions on behalf of any Member for any Plan Year shall not exceed four percent of the Member's Salary for the Plan Year. Member deposits above six percent of Salary shall not be matched by the Company to any extent. Company Matching Contributions shall be subject to the limitations of Section 3.5. Company contributions made pursuant to this subsection shall be reduced by Forfeitures.

                  (b) The Company Matching Contributions for each Plan Year shall be paid to the Trustee no later than the due date (including extensions of time) for filing the Company's Federal income tax return for the taxable year coincident with the Plan Year.

         .4 LIMITATION ON BEFORE-TAX DEPOSITS. The following provisions shall apply effective January 1, 1997.

                  (a) MAXIMUM AMOUNT OF BEFORE-TAX DEPOSITS. The amount of a Member's Before-Tax Deposits during any calendar year, when added to the "elective deferrals" (within the meaning of Treas. Reg. ss.1.402(g)-1(b)) on behalf of the Member under all other plans, contracts, or arrangements of the Company or any other Affiliated Entity, shall not exceed $7,000 (as adjusted pursuant to section 402(g)(5) of the Code) ($10,000 for 1998).

                  (b) ACTUAL DEFERRAL PERCENTAGE. The Before-Tax Deposits of the Eligible Members shall meet at least one of the following two tests:

                           (1) The Actual Deferral Percentage for Eligible
                  Members who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Deferral Percentage for Eligible Members who are Non-Highly Compensated Employees for the preceding Plan Year multiplied by 1.25; or

                           (2) The Actual Deferral Percentage for Eligible
                  Members who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Deferral Percentage for Eligible Members who are Non-Highly Compensated Employees for the preceding Plan Year multiplied by two, provided that the Actual Deferral Percentage for Eligible Members who are Highly Compensated Employees for the Plan Year does not exceed the Actual Deferral Percentage for Eligible Members who are Non-Highly Compensated Employees for the preceding Plan Year by more than two percentage points, or, in conjunction with the Actual Contribution Percentage test under Section 3.5, by such lesser amount as prescribed under Treas. Reg.ss.1.401(m)-2 (regarding multiple use of the alternative limitation) or any successor thereto. If multiple use of the alternative limitation occurs, it shall be corrected under either Section 3.8 or 3.9 (at the election of the Benefits Committee or its appointed representative).

                  (c) SPECIAL RULES

                           (1) For purposes of this Section, the following
                  aggregation rules shall apply:

                                  (A) The Actual Deferral Ratio of any Eligible
                           Member who is a Highly Compensated Employee for the Plan Year and who is eligible to make elective deferrals under two or more plans or arrangements described in section 401(k) of the Code that are maintained by the Company or another Affiliated Entity shall be determined as if all such elective deferrals were made under a single arrangement. However, plans or arrangements that are not permitted to be aggregated under Treas. Reg.ss.1.401(k)-1(b)(3) are not aggregated for this purpose. If a Highly Compensated Employee participates in two or more plans or arrangements that must be aggregated under this subparagraph but that have different plan years, his Actual Deferral Ratio shall be calculated by treating all plans or arrangements whose plan years end with or within the same calendar year as a single plan or arrangement.

                                  (B) If this Plan satisfies the requirements of
                           sections 401(k), 401(a)(4), or 410(b) (other than section 410(b)(2)(A)(ii)) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections only if aggregated with this Plan, then this Section shall be applied by determining the Actual Deferral Ratio of Eligible Members as if all such plans were a single plan. Plans may be aggregated in order to satisfy section 401(k) of the Code only if they have the same plan year.

                           (2) For purposes of subsection (b) above, with
                  respect to any Plan Year beginning on or after January 1, 1999, for which the Company elects to apply section 410(b)(4)(B) of the Code in determining whether the requirements of section 401(k)(3)(A)(i) of the Code are satisfied, the Company may elect to exclude from consideration all Eligible Members who are Non-Highly Compensated Employees and who have not attained age 21 and completed at least one Year of Eligibility Service.

                           (3) A Before-Tax Deposit shall be taken into account
                  under subsection (b) above for a Plan Year only if it relates to Salary that would have been received by the Eligible Member in the Plan Year, but for the Eligible Member's election to defer a portion of his Salary under Section 3.1.

                           (4) A Before-Tax Deposit shall be taken into account
                  under subsection (b) above for a Plan Year only if it is allocated to the Eligible Member's Account as of a date within that Plan Year. For this purpose, a Before-Tax Deposit shall be considered allocated as of a date within the Plan Year if the allocation is not contingent on participation in the Plan or the performance of services after the date and the Before-Tax Deposit is actually paid to the Trust Fund no later than 12 months after the end of the Plan Year to which the Before-Tax Deposit relates.

                           (5) The determination and treatment of the Before-Tax
                  Deposits and Actual Deferral Ratio of any Eligible Member shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         .5 LIMITATIONS ON AFTER-TAX DEPOSITS AND COMPANY MATCHING CONTRIBUTIONS. The following provisions shall apply effective January 1, 1997.

                  (a) ACTUAL CONTRIBUTION PERCENTAGE. The After-Tax Deposits and Company Matching Contributions of the Eligible Members shall meet at least one of the following two tests:

                           (1) The Actual Contribution Percentage for Eligible
                  Members who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Contribution Percentage for Eligible Members who are Non-Highly Compensated Employees for the preceding Plan Year multiplied by 1.25; or

                           (2) The Actual Contribution Percentage for Eligible
                  Members who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Contribution Percentage for Eligible Members who are Non-Highly Compensated Employees for the preceding Plan Year multiplied by two, provided that the Actual Contribution Percentage for Eligible Members who are Highly Compensated Employees for the Plan Year does not exceed the Actual Contribution Percentage for Eligible Members who are Non-Highly Compensated Employees for the preceding Plan Year by more than two percentage points, or, in conjunction with the Actual Deferral Percentage test under Section 3.4, by such lesser amount as prescribed under Treas. Reg.ss. 1.401(m)-2 (regarding multiple use of the alternative limitation) or any successor thereto. If multiple use of the alternative limitation occurs, it shall be corrected under either Section 3.8 or Section 3.9 (at the election of the Benefits Committee or its appointed representative).

                  (b) SPECIAL RULES

                           (1) The Actual Contribution Ratio for any Eligible
                  Member who is a Highly Compensated Employee for the Plan Year and who is eligible to make employee contributions, or to have matching contributions allocated to his account, under two or more plans described in section 401(a) of the Code that are maintained by the Company or another Affiliated Entity shall be determined as if all such contributions were made under a single plan. However, plans that are not permitted to be aggregated under Treas. Reg. ss.1.401(m)-1(f)(1)(ii)(B) are not aggregated for this purpose. If a Highly Compensated Employee participates in two or more plans that must be aggregated under this paragraph, but that have different plan years, this paragraph is applied by treating all plans whose plan years end with or within the same calendar year as a single plan.

                           (2) In the event that this Plan satisfies the
                  requirements of section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy requirements of section 410(b) of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Actual Contribution Ratios of Eligible Members as if all such plans were a single plan.

                           (3) For purposes of subsection (a) above, with
                  respect to any Plan Year beginning on or after January 1, 1999, for which the Company elects to apply section 410(b)(4)(B) of the Code in determining whether the Plan satisfies the requirements of section 410(b) of the Code, the Company may elect to exclude from consideration all Eligible Members who are Non-Highly Compensated Employees and who have not attained age 21 and completed at least one Year of Eligibility Service.

                           (4) An After-Tax Deposit shall be taken into account
                  under subsection (a) above if it is (i) paid to the Trust Fund during the Plan Year, or (ii) paid to an agent of the Plan and transmitted to the Trust Fund within a reasonable period after the end of the Plan Year. A Company Matching Contribution shall be taken into account under subsection (a) above for a Plan Year if it is (i) made on account of the Eligible Member's Before-Tax Deposits or After-Tax Deposits for the Plan Year, (ii) allocated to the Eligible Member's Account during the Plan Year, and (iii) paid to the Trust Fund on or before the last day of the 12th month following the end of the Plan Year.

                           (5) The determination and treatment of the Actual
                  Contribution Ratio of any Member shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         .6 ELECTION TO USE CURRENT PLAN YEAR. The Company may elect to apply
Section 3.4(b) and Section 3.5(a) by using the current Plan Year rather than the preceding Plan Year, as permitted under section 401(k)(3)(A) of the Code, provided that if such an election is made, it may not be changed except as provided by the Secretary of the Treasury. This provision shall apply effective January 1, 1997.

         .7 DISTRIBUTION OF EXCESS DEFERRAL AMOUNTS. The following provisions shall apply effective January 1, 1997.

                  (a) IN GENERAL. Notwithstanding any other provision of this Plan, if, for any taxable year of the Member, a Member assigns to this Plan any Excess Deferral Amounts pursuant to the claims procedure set forth in Section 3.7(b), such Excess Deferral Amounts, to the extent of the Member's unmatched Before-Tax Deposits, plus any income and minus any loss allocable thereto, shall be distributed to such Member no later than the first April 15 following the close of the taxable year. To the extent any Member has Excess Deferral Amounts taking into account only the Before-Tax Deposits described in Section 3.1, he shall be deemed to have submitted the claim described in Section 3.7(b).

         To the extent (if any) that a Member's Excess Deferral Amounts for a Plan Year exceed the amount of his unmatched Before-Tax Deposits for such Plan Year, such Member's matched Before-Tax Deposits, to the extent of such excess, plus any income and minus any loss allocable thereto, shall be distributed to such Member within the period described above. In the event any matched Before-Tax Deposits are distributed under this subsection, Company Matching Contributions made with respect to such Before-Tax Deposits shall be forfeited and used to reduce Company Matching Contributions.

         Excess Deferral Amounts distributed under the Plan are not to be disregarded as Annual Additions merely because they are Excess Deferral Amounts or are distributed. Company Matching Contributions forfeited under this subsection shall not be taken into account under Section 3.5(a).

                  (b) CLAIMS FOR DISTRIBUTION OF EXCESS DEFERRAL AMOUNTS. A Member's claim shall be in writing; shall be submitted to the Benefits Committee or its appointed representative no later than March 1 immediately following the taxable year for which the deferral occurred; shall specify the Excess Deferral Amount for the preceding taxable year which the Member assigns to this Plan (which shall in no event exceed the amount of the Member's Before-Tax Deposits for such taxable year); and shall be accompanied by the Member's written statement that if the Excess Deferral Amount is not distributed, it, when added to amounts deferred by the Member under other plans or arrangements described in sections 401(k), 408(k), or 403(b) of the Code for such taxable year, will exceed the limit imposed on the Member by section 402(g) of the Code for the year in which the deferral occurred.

                  (c) DETERMINATION OF INCOME OR LOSS. A Member's Excess Deferral Amount shall be adjusted for income or loss to the earlier of the date the Excess Deferral Amount is distributed to the Member or the last day of the taxable year of the Member during which such deferrals were made. Income or loss for the taxable year shall be determined in accordance with Article IV.

                  (d) ACCOUNTING FOR EXCESS DEFERRAL AMOUNTS. Excess Deferral Amounts distributed under this Section shall be distributed from the Member's Before-Tax Deposits Account.

         .8 DISTRIBUTION OF EXCESS CONTRIBUTIONS. The following provisions shall apply effective January 1, 1997.

                  (a) IN GENERAL. Notwithstanding any other provision of the Plan, Excess Contributions, plus any income and minus any loss allocable thereto, to the extent of the Member's unmatched Before-Tax Deposits, shall be distributed within the 12-month period beginning on the earlier of (i) the last day of the Plan Year for which such Excess Contributions were made, or (ii) the date of the complete termination of the Plan. Such Excess Contributions shall be distributed to Highly Compensated Employees on the basis of the Before-Tax Deposits on behalf of each such Highly Compensated Employee. Thus, Excess Contributions shall be deemed attributable first to those Highly Compensated Employees who have the greatest dollar amount of Before-Tax Deposits. To the extent (if any) that the Excess Contributions to be distributed to a Member for a Plan Year exceed the amount of his unmatched Before-Tax Deposits for such Plan Year, such Member's matched Before-Tax Deposits, to the extent of such excess, plus any income and minus any loss allocable thereto, shall be distributed to such Member within the period described above. In the event any matched Before-Tax Deposits are distributed under this subsection, Company Matching Contributions made with respect to such Before-Tax Deposits shall be forfeited and used to reduce Company Matching Contributions. Company Matching Contributions forfeited under this subsection shall not be taken into account under Section 3.5(a). (If the Excess Contributions are not distributed on or before the first March 15 after the last day of the Plan Year for which the Excess Contributions were made, the Company will be subject to a 10-percent excise tax under section 4979 of the Code with respect to the Excess Contributions.)

                  (b) DETERMINATION OF INCOME OR LOSS. A Member's Excess Contributions shall be adjusted for income or loss to the last day of the Plan Year for which the Excess Contributions were made. Income or loss for the Plan Year shall be determined in accordance with Article IV.

                  (c) ACCOUNTING FOR EXCESS CONTRIBUTIONS. Excess Contributions shall be distributed from the Member's Before-Tax Deposits Account.

                  (d) REDUCTION FOR EXCESS DEFERRAL AMOUNTS DISTRIBUTED. The Excess Contributions which would otherwise be distributed under this Section with respect to a Member for a Plan Year shall be reduced, in accordance with Treas. Reg.ss.1.401(k)-1(f)(5), by any Excess Deferral Amount distributed to the Member under Section 3.6 for the Member's taxable year ending with or within the Plan Year.

         .9 FORFEITURE OR DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS. The following provisions shall apply effective January 1, 1997.

                  (a) IN GENERAL. Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if otherwise forfeitable under the terms of this Plan, or, if not forfeitable, distributed, within the 12-month period beginning on the earlier of (i) the last day of the Plan Year for which such Excess Aggregate Contributions were made, or (ii) the date of the complete termination of the Plan. Such Excess Aggregate Contributions shall be forfeited by or distributed to Highly Compensated Employees on the basis of the Contribution Amounts on behalf of each such Highly Compensated Employee. Thus, Excess Aggregate Contributions shall be deemed attributable first to those Highly Compensated Employees who have the greatest dollar amount of Contribution Amounts. (If the Excess Aggregate Contributions are not distributed on or before the first March 15 after the last day of the Plan Year for which the Excess Aggregate Contributions were made, the Company will be subject to a 10-percent excise tax under section 4979 of the Code with respect to the Excess Aggregate Contributions.)

                  (b) DETERMINATION OF INCOME OR LOSS. A Member's Excess Aggregate Contributions shall be adjusted for income or loss to the last day of the Plan Year for which the Excess Aggregate Contributions were made. Income or loss for the Plan Year shall be determined in accordance with Article IV.

                  (c) ACCOUNTING FOR EXCESS AGGREGATE CONTRIBUTIONS. Excess Aggregate Contributions forfeited or distributed under this Section shall first be treated as distributions of the Member's After-Tax Deposits for the Plan Year which have not been matched by the Company under Section 3.3. To the extent Excess Aggregate Contributions exceed the After-Tax Deposits, the remainder of the Excess Aggregate Contributions shall be distributed from the Member's After-Tax Deposits Account, and forfeited if otherwise forfeitable under the terms of the Plan (or, if not forfeitable, distributed) from the Member's Company Matching Account, in proportion to the Member's After-Tax Deposits for the Plan Year which have been matched by the Company under Section 3.3 and Company Matching Contributions for the Plan Year.

                  (d) ALLOCATION OF FORFEITURES. Amounts forfeited by Highly Compensated Employees under this Section shall be:

                           (1) treated as Annual Additions under Section 3.14;
                  and

                           (2) applied to reduce Company Matching Contributions.

         Notwithstanding the foregoing, no forfeitures arising under this Section shall be allocated to the account of any Highly Compensated Employee.

                  (e) ORDERING RULES. The determination of Excess Aggregate Contributions shall be made after first determining the Excess Deferral Amounts, and then determining the Excess Contributions.

         .10 BENEFITS COMMITTEE ALTERNATIVES. The Benefits Committee or its appointed representative shall monitor periodically the level of Members' Before-Tax Deposits to lessen the likelihood of a violation of the limitations of Section 3.4 and the level of After-Tax Deposits and Company Matching Contributions to lessen the likelihood of a violation of the limitations of
Section 3.5. If the Benefits Committee or its appointed representative determines that on the basis of current levels of Before-Tax Deposits and/or After-Tax Deposits and Company Matching Contributions the limitations of Section
3.4 or 3.5 would be violated for any Plan Year, the Benefits Committee or its appointed representative may make such adjustments for the remainder of the Plan Year in the percentage of one or more Members' Salary that can be designated as Before-Tax Deposits or After-Tax Deposits as the Benefits Committee or its appointed representative in its discretion deems necessary to prevent such a violation.

         .11 CHANGE IN AMOUNT OF MEMBER DEPOSITS. A Member may change the amount of his Before-Tax or After-Tax Deposits (or both) at any time by giving a written or electronic notice to the Company. The change shall be effective the first payroll period beginning after the Company's receipt of the notice.

         .12 DISCONTINUANCE OF MEMBER DEPOSITS. A Member may discontinue his Before-Tax or After-Tax Deposits (or both) by giving a written or electronic notice to the Company. The discontinuance shall be effective the first payroll period beginning after the Company's receipt of the notice.

         .13 RESUMPTION OF MEMBER DEPOSITS. A Member whose Before-Tax or After-Tax Deposits or both have been discontinued under Section 3.11 may resume making the applicable Deposits effective the first payroll period beginning after written or electronic notice is received by the Company.

         .14 LIMITATION ON ANNUAL ADDITIONS TO MEMBER'S ACCOUNTS. The following provisions shall apply effective January 1, 1998:

                  (a) MAXIMUM ANNUAL ADDITION. The maximum Annual Addition that may be contributed or allocated to a Member's Account under the Plan for any Limitation Year shall not exceed the lesser of:

                           (1) the Defined Contribution Dollar Limitation, or

                           (2) 25 percent of the Member's Limitation
                  Compensation.

                  (b) SPECIAL RULES. The compensation limitation referred to in subsection (a)(2) above shall not apply to:

                           (1) any contribution for medical benefits (within the
                  meaning of section 419A(f)(2) of the Code) after separation from service which is otherwise treated as an Annual Addition; or

                           (2) any amount otherwise treated as an Annual
                  Addition under section 415(l)(1) of the Code.

                  (c) EXCESS ANNUAL ADDITIONS. If, as a result of the allocation of forfeitures, a reasonable error in estimating a Member's annual compensation, or a reasonable error in determining the amount of elective deferrals that may be made with respect to any individual under the limits of section 415 of the Code, or under other limited facts and circumstances that the Commissioner of Internal Revenue finds justify the availability of the rules set forth in Treas. Reg.ss. 1.415-6(b)(6), it is necessary to reduce the Annual Addition to any Member's Account in order to comply with the limitations of this Section, the reduction shall be accomplished in the following manner:

                           (1) First, any After-Tax Deposits by the Member for
                  the Limitation Year (plus any earnings attributable thereto), to the extent their return would reduce the excess Annual Addition, shall be distributed to the Member, and any Company Matching Contributions made with respect to such After-Tax Deposits shall be forfeited. Such distributed amounts shall be disregarded for purposes of Section 3.5.

                           (2) Second, if an excess Annual Addition still
                  exists, Before-Tax Deposits (plus any earnings attributable thereto), to the extent their return would reduce the excess Annual Addition, shall be distributed to the Member, and any Company Matching Contributions made with respect to such Before-Tax Deposits shall be forfeited. Such distributed amounts shall be disregarded for purposes of Section 3.4.

                           (3) Third, in the event the Member is covered by the
                  Plan at the end of a Limitation Year, then such excess Annual Additions as consist of Company Matching Contributions shall not be allocated or distributed to the Member, but shall be reapplied to reduce future Company contributions under this Plan for the next Limitation Year (and for each succeeding Limitation Year as necessary) for such Member, so that in each such Limitation Year the sum of actual Company contributions plus the reapplied amount shall equal the amount of Company contributions which would otherwise be allocated to such Member's Account.

                           (4) Lastly, in the event the Member is not covered by
                  the Plan at the end of a Limitation Year, then such excess Annual Additions as consist of Company Matching Contributions shall not be allocated or distributed to the Member but shall be held unallocated in a suspense account for the Limitation Year and shall be used in the next Limitation Year (and succeeding Limitation Years as necessary) to reduce future Company contributions for all remaining Members. If a suspense account is in existence at any time during a Limitation Year pursuant to this paragraph, it will not participate in the allocation of the Trust Fund's gains and losses. Any amounts held in a suspense account pursuant to this paragraph which cannot be allocated to Member's Accounts, shall, upon the termination of the Plan, be returned to the Company.

                  (d) COMBINED LIMIT WITH PENSION PLAN. For Limitation Years beginning before January 1, 2000, if a Member in the Plan has also participated at any time in a defined benefit plan maintained by an Affiliated Entity, the sum of the defined benefit plan fraction (as defined in section 415(e)(2) of the Code) and the defined contribution plan fraction (as defined in section 415(e)(3) of the Code) with respect to that Member for any Limitation Year shall not exceed 1.0. If the sum of such fractions with respect to any Member for any Limitation Year would otherwise exceed 1.0, the annual benefit payable under such defined benefit plan shall be reduced to the extent necessary to comply with such 1.0 limit. For purposes of applying the limitation of section 415(e)(1) of the Code, the following special rules shall apply:

                           (1) RECOMPUTATION NOT REQUIRED. The Annual Addition
                  for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all After-Tax Deposits as an Annual Addition.

                           (2) ADJUSTMENT OF DEFINED CONTRIBUTION PLAN FRACTION.
                  If the Plan satisfied the applicable requirements of section 415 of the Code as in effect for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the defined benefit plan fraction and defined contribution plan fraction computed under section 415(e)(1) of the Code (as revised by this Section) does not exceed 1.0 for such Limitation Year.

                  (e) AGGREGATION OF PLANS. For purposes of applying the limitations of subsections (a) and (d) above, all qualified defined contribution plans maintained by any Affiliated Entity shall be treated as one defined contribution plan, and all qualified defined benefit plans maintained by any Affiliated Entity shall be treated as one defined benefit plan.

         .15 RETURN OF CONTRIBUTIONS. All contributions made hereto and income derived from assets held hereunder are held in trust for the benefit of Members and their Beneficiaries. It shall be impossible at any time for any part of the corpus or income of the Plan to be used for, or diverted to, purposes other than the exclusive benefit of Members and their Beneficiaries, except:

                  (a) Any contribution made to this Plan by the Company because of a mistake of fact may be returned to the Company within one year after such contribution is made.

                  (b) All contributions made hereto (other than After-Tax Contributions) are conditioned on deductibility by the Company for its tax purposes and, to the extent such deduction is disallowed, the amount of contributions disallowed may be refunded to the Company within one year after such disallowance.

         .16 PAID LEAVE OF ABSENCE. If a Member is on a paid leave of absence or receiving benefits under the Company's short-term disability program, he may either continue to make deposits or suspend deposits during his absence.

         .17 ROLLOVERS

                  (a) With the approval of the Benefits Committee or its appointed representative, a Covered Employee may make a contribution to the Plan which qualifies as an eligible rollover distribution under section 402(c)(4) or 403(a)(4) of the Code, or as a rollover contribution under section 408(d)(3)(A)(ii) of the Code. Any contribution so authorized shall be placed in the Covered Employee's Rollover Account. Except to the extent provided in Sections 3.18 and 3.19, such Covered Employee shall not otherwise participate in the Plan until he satisfies the eligibility requirements of Section 2.1.

                  (b) If a Covered Employee entitled to receive an eligible rollover distribution (as described in subsection (a) above) from another plan (i) elects to have the amount paid directly to this Plan, and (ii) specifies this Plan as the plan to which the amount is to be paid (in such form and at such time as the Benefits Committee or its appointed representative may prescribe), the eligible rollover distribution shall be paid directly to this Plan in the form of a direct rollover.

         .18 PLAN-TO-PLAN TRANSFERS. Except as provided in Section 3.17(b), amounts may not be transferred from other retirement plans qualified under section 401(a) of the Code directly to this Plan. Any amounts so transferred on behalf of a Covered Employee prior to January 1, 1999, shall continue to be held in a Transfer Account for the Covered Employee. Except to the extent provided in Sections 3.17 and 3.19, such Covered Employee shall not otherwise participate in the Plan until he satisfies the eligibility requirements of Section 2.1.

         .19 VESTING AND DISTRIBUTION OF ROLLOVER ACCOUNT AND TRANSFER ACCOUNT.

                  (a) A Covered Employee shall be fully vested at all times in his Rollover Account and Transfer Account.

                  (b) A Covered Employee's Rollover Account and Transfer Account shall be distributed as otherwise provided under the Plan.


                                   ARTICLE IV

                            VALUATION AND INVESTMENT
                              OF MEMBER'S ACCOUNTS

         .1 INVESTMENT OF ACCOUNT BALANCE. Each Member may direct, at the time he commences participation, that his Member's Account be invested in one or any combination of Investment Funds made available by the Benefits Committee or its appointed representative. A Member may change his investment election (i) by written direction to the Benefits Committee or its appointed representative or
(ii) by the telephone transfer procedures. An investment change may be made at any time and shall be effective as soon as practicable after the written direction or telephone request is received. An investment change may be made applicable (as the Member shall elect) to those portions of his Member's Account attributable to past and/or future deposits and contributions to the Plan.

         .2 DESCRIPTION OF FUNDS. The Benefits Committee or its appointed representative shall determine and communicate to the Members what Investment Funds shall be available under the Plan. The Benefits Committee or its appointed representative may in its discretion discontinue any of the Investment Funds initially offered under the Plan and/or create additional Investment Funds.

         .3 REINVESTMENT. Income and realized capital gain on the portion of a Member's Account invested in an Investment Fund shall be reinvested in the same Fund.

         .4 INVESTMENT FUND DESIGNATIONS. All deposits and contributions shall be invested in whichever Investment Fund or Funds the Member designates. Deposits and contributions may be invested either:

                  (a) 100 percent in one Fund; or

                  (b) in two or more Funds on the basis of a distribution of deposits and contributions between them in multiples of five percent.

         If a newly eligible Member fails to make a valid investment designation under Section 2.2 at the time he applies to make deposits, deposits and contributions made to the Plan on his behalf shall automatically be invested in the Vanguard Prime Money Market Fund.

         .5 VALUATION OF INVESTMENT FUNDS. On each Valuation Date, the Trustee shall determine and advise the Benefits Committee or its appointed representative of the fair market value of each Investment Fund.

         .6 VALUATION OF MEMBER'S ACCOUNT IN INVESTMENT FUNDS. The value of each Member's Account shall be determined by the Trustee as of each Valuation Date.


                                   Article V
                             ELIGIBILITY FOR BENEFIT

         .1 NORMAL RETIREMENT BENEFITS. A Member who retires from the employ of the Company on his Normal Retirement Date may elect to receive payment of his Member's Account, valued in accordance with Section 8.2, at any time after he retires. Payment shall be made or commence as promptly as practicable after the first Valuation Date following his request for the payment (but not later than the date required by Section 8.4). Payment of his Member's Account shall meet the minimum distribution rules in Section 8.4.

         .2 POSTPONED RETIREMENT BENEFITS. If a Member continues in employment beyond his Normal Retirement Date, he shall continue in all respects as a Member until his Postponed Retirement Date. After his retirement, such Member may elect to receive payment of his Member's Account, valued in accordance with Section
8.2 at any time after he retires. Payment shall be made or commence as promptly as practicable after the first Valuation Date following his request for the payment (but not later than the date required by Section 8.4). Notwithstanding the foregoing request for the payment, however, payment of his Member's Account shall meet the minimum distribution rules in Section 8.4.

         .3 EARLY RETIREMENT BENEFITS. A Member who retires from the employ of the Company on or after his Early Retirement Date may elect to receive payment of his Member's Account, valued in accordance with Section 8.2 at any time after he retires. Payment shall be made or commence as promptly as practicable after the first Valuation Date following his request for the payment (but not later than the date required by Section 8.4). Notwithstanding the foregoing, however, payment of his Member's Account shall meet the minimum distribution rules in
Section 8.4.

         .4 DISABILITY BENEFITS. A Member who becomes an Inactive Employee or who otherwise suffers a Total Disability may elect to receive payment of his Member's Account, valued in accordance with Section 8.2 at any time after his Total Disability is incurred or he becomes an Inactive Employee. An "Inactive Employee" shall mean an Employee or former Employee receiving payments under the Company's long-term disability program. Payment shall be made or commence as promptly as practicable after the first Valuation Date following his request for the payment (but not later than the date required by Section 8.4). Notwithstanding the foregoing, however, payment of his Member's Account shall meet the minimum distribution rules in Section 8.4.

         .5 TERMINATION BENEFITS

                  (a) TERMINATION OF EMPLOYMENT. A Member who terminates his employment, and to whom Sections 5.1, 5.2, 5.3 and 5.4 are not applicable, may elect to receive payment of the vested portion of his Company Matching Account, and his Before-Tax and After-Tax Deposit Accounts, his Rollover Account, and his Transfer Account, valued in accordance with Section
         8.2 at any time after his termination of employment. Payment shall be made or commence as promptly as practicable after the first Valuation Date following his request for the payment (but not later than the date required by Section 8.4). Notwithstanding the foregoing, however, payment of his Member's Account shall meet the minimum distribution rules in Section 8.4.

                  (b) LATER VESTING. A Member who receives a distribution under this Section or who makes a withdrawal from his Company Matching Account under Article IX, and who has a balance remaining in his Company Matching Account which has not been forfeited under Section 5.6 in which his Vested Interest can increase, shall have his Vested Interest in his Company Matching Account determined as follows:

                               X = P (AB + D) - D,

         where P is the vested percentage at the relevant time, AB is the balance in his Company Matching Account at the relevant time, and D is the amount of the prior distribution or withdrawal.

                  (c) SALE OF ASSETS OR SUBSIDIARY. (i) The sale or other disposition by the Company to an unrelated entity of substantially all of the assets (within the meaning of section 409(d)(2) of the Code) used by the Company in a trade or business of the Company with respect to a Member who continues employment with the entity acquiring such assets or (ii) the sale or other disposition by the Company to an unrelated entity of the Company's interest in a subsidiary (within the meaning of section 409(d)(3) of the Code) with respect to a Member who continues employment with the subsidiary shall constitute the Member's separation from service with the Company as of the date of sale for purposes of this Section. An event shall not be treated as described in the preceding sentence with respect to a Member unless (i) the Member receives a "lump-sum distribution" (as defined in section 401(k)(10)(B)(ii) of the Code) by reason of the event, (ii) the Company continues to maintain the Plan (within the meaning of Treas. Reg. ss.1.401(k)-1(d)(4)(i)) after the sale or other disposition, and (iii) the distribution is made in connection with the disposition of assets or a subsidiary, within the meaning of Treas. Reg. ss.1.401(k)-1(d)(4)(iii).

         .6 REEMPLOYMENT

                  (a) If a Member who is less than 100 percent vested in his Company Matching Account receives a single-sum distribution of his entire Vested Interest under Section 5.5 upon termination of his employment, the nonvested portion of his Company Matching Account (the "restricted benefit") shall be a Forfeiture and shall be treated as provided in Section 7.3. If the Member is thereafter reemployed by the Company and makes the repayment described in subsection (c) below, an amount equal to the Member's restricted benefit shall be contributed to the Plan by the Company and re-credited to the Member's Company Matching Account, as described in subsection (c) below.

                  (b) If a Member is rehired after a Period of Severance, his Years of Vesting Service before his rehire plus his Years of Vesting Service after his rehire shall be counted to determine his Vested Interest in the amount credited to his Company Matching Account after his rehire. If the Member is rehired after a five-year Period of Severance, Years of Vesting Service after such Period of Severance shall not be taken into account in determining his Vested Interest in the amount in his Company Matching Account prior to such Period of Severance. If, as a result, the Member has different vested percentages in amounts attributable to his Company Matching Account before and after his Period of Severance, the Benefits Committee or its appointed representative shall maintain within his Company Matching Account separate subaccounts for such amounts.

                  (c) If a Member receives a single-sum distribution and incurs a Forfeiture as described in subsection (a) above, and thereafter resumes employment covered under the Plan, the Member may repay to the Plan the full amount of the distribution before the earlier of (i) five years after the Member's Reemployment Date, or (ii) the date on which the Member completes a five-year Period of Severance following the date of distribution. If the Member makes such a repayment, an amount equal to the Member's restricted benefit shall be restored to the Member's Company Matching Account.

                  (d) If a Member described in Section 5.5 is less than 100 percent vested in his Company Matching Account and does not receive a single-sum distribution as described in subsection (a) above, an amount equal to the Member's restricted benefit shall be tentatively forfeited and applied in accordance with Section 7.3. If the Member has a five-year Period of Severance, such tentative Forfeiture shall become permanent. If the Member is rehired by the Company before completing a five-year Period of Severance, an amount equal to the Member's restricted benefit shall be restored to the Member's Company Matching Account.

                  (e) Any restricted benefit restored under subsection (c) or
         (d) above shall thereafter be subject to the vesting provisions of Sections 7.2 and 5.5. The sources for restoring a restricted benefit shall be, in order of priority:

                           (1) Forfeitures occurring in the Plan Year of
                  restoration; and, if not sufficient,

                           (2) additional Company contributions.

                                   Article VI
                                 DEATH BENEFITS

         .1 DESIGNATION OF BENEFICIARY AND FORM OF PAYMENT OF DEATH BENEFIT. In the event a Member has a surviving Spouse at his death, the Spouse shall be the Member's Beneficiary, unless the Spouse has consented in the manner described in
Section 6.2 to the payment of the Member's Account to a Beneficiary other than the Spouse. In the event the Member has no surviving Spouse at his death, the Beneficiary shall be the Beneficiary designated by the Member. Any designation by the Member and/or consent by the Member's Spouse shall be made by a written form delivered to the Benefits Committee or its appointed representative. Except as otherwise provided with respect to a surviving Spouse, a Member may, at any time prior to his death, change his Beneficiary designation by completing a new written form, but a Beneficiary designation shall remain in effect until such new form is received by the Benefits Committee or its appointed representative.

The death benefit shall be paid to a Member's Beneficiary in a form designated in Section 8.1 as promptly as practicable after the first Valuation Date following the Member's death.

         .2 REQUIREMENTS FOR SPOUSE'S CONSENT. To be effective, a consent by a Spouse to a Member's designation of a non-Spouse Beneficiary must be made in a writing filed with the Benefits Committee or its appointed representative, shall be specific with respect to the particular non-Spouse Beneficiary (including any class of Beneficiaries or contingent Beneficiaries) and/or benefit form consented to, must be irrevocable, and must be witnessed by a notary public or by a Plan representative designated by the Benefits Committee or its appointed representative. Notwithstanding this consent requirement, if the Member establishes to the satisfaction of the Plan representative that such written consent cannot be obtained because there is no Spouse or because the Member's Spouse cannot be located, the Member's designation of a non-Spouse Beneficiary shall be deemed a permissible election. If the Spouse is legally incompetent to give consent, the Spouse's legal guardian may give consent, even if such guardian is the Member. Also, if the Member is legally separated or has been abandoned (within the meaning of local law) and the Member has a court order to such effect, spousal consent is not required unless a qualified domestic relations order (as defined in section 414(p) of the Code) provides otherwise. Any consent required under this Section shall be valid only with respect to the Spouse who signs the consent; or, in the event of a deemed permissible election, the designated Spouse (if any). Additionally, a Member may revoke a prior Beneficiary designation without the consent of his Spouse at any time before the commencement of benefits. The number of revocations or consents shall not be limited. Any new designation or change of Beneficiary shall require a new spousal consent.

         .3 PAYMENTS OF BENEFITS. Upon the death of any Member, his Beneficiary shall receive payment of his Member's Account in the method specified in Section 8.1, and, at the Beneficiary's election, not later than the time specified in
Section 8.4. However, if the value of the Member's Account does not exceed (and has not at the time of any prior distribution exceeded) $5,000, the Member's Account shall be paid to his Beneficiary in the form of a single-sum cash payment from the Trust Fund as promptly as practicable after the first Valuation Date following the Member's death.


                                  Article VII
                                     VESTING

         .1 VESTED INTEREST IN MEMBER DEPOSITS. A Member's Vested Interest in his Before-Tax Deposits Account and his After-Tax Deposits Account shall be 100 percent at all times.

         .2 VESTED INTEREST IN COMPANY MATCHING CONTRIBUTIONS.

                  (a) A Member's Vested Interest in his Company Matching Account shall be 100 percent when the Member, while employed by an Affiliated
         Entity:

                           (1) attains Normal Retirement Age;

                           (2) incurs a Total Disability; or

                           (3) dies.

         In addition, a Member's Vested Interest attributable to employer matching contributions under the Commercial Union Plan prior to January 1, 1999, shall be 100 percent if the Member terminates employment by reason of entry into the Armed Forces of the United States of America.

                  (b) Except as otherwise provided under subsection (a) above, a Member's Vested Interest in his Company Matching Account shall be 100 percent when the Member completes three Years of Vesting Service.

                  (c) Notwithstanding the foregoing, in the case of a Member who became a Member prior to January 1, 1999, or who was a participant in the Commercial Union Plan prior to January 1, 1999, the Member's Vested Interest in his Company Matching Account shall be determined in accordance with the following schedule:


                                                                             VESTED
                  YEARS OF VESTING SERVICE                                 PERCENTAGE

                  Less than 1                                                   0
                  1 but less than 2                                            20
                  2 but less than 3                                            40
                  3 or more                                                   100


         .3 FORFEITURES. All Forfeitures which arise hereunder shall be applied as soon as possible to restore restricted benefits as provided in Section 5.6(e) and, to the extent any Forfeitures remain, to reduce subsequent Company Matching Contributions.

         .4 NO DIVESTMENT FOR CAUSE. There shall be no divestment of a Member's Vested Interest for any cause.


                                  Article VIII
                               PAYMENT OF BENEFITS

         .1 METHOD OF PAYMENT. Subject to Section 8.4, a distribution under the Plan shall be paid under one of the following methods, pursuant to an election made by the Member under Article V after his termination of employment (or, in the event of the Member's death, pursuant to an election made by the Member's Beneficiary):

                  (a) substantially equal installment payments, or installment payments that vary with the income earned, over a period of not more than 30 years (both as elected by the Member);

                  (b) a single-sum cash payment from the Trust Fund; or

                  (c) a combination of the methods described in subsections (a) and (b) above.

         Notwithstanding the foregoing, if the value of the Member's Vested Interest does not exceed (and has not at the time of any prior distribution exceeded) $5,000, the Member's Vested Interest shall be paid to him (or to his Beneficiary, in the event of the Member's death) in the form of a single-sum cash payment from the Trust Fund as soon as practicable after his separation from service. If the value of the Member's Vested Interest exceeds (or at the time of any prior distribution exceeded) $5,000, the Member must consent in writing to any distribution from his Member's Account before his Normal Retirement Age.

         .2 REINVESTMENT AND VALUATION OF ACCOUNTS.

                  (a) REINVESTMENT. As soon as practicable after the earlier of a Member's request for payment under Article V or the receipt of notification of the Member's death. The portion of the Member's Account invested in any of the Investment Funds other than the Vanguard Prime Money Market Fund (the "Money Market Fund") shall be liquidated and transferred on that day to the Money Market Fund.

                  (b) VALUATION. For purposes of the distribution of a Member's benefits, a Member's Account shall be valued as follows: Pursuant to subsection (a) above, all amounts in the Member's Account shall be invested in the Money Market Fund. The share balance of the Member's Account invested in that Fund shall equal the number of shares credited to the Member's Account as of the Valuation Date immediately preceding the date of benefit payment, including any shares of that Fund purchased on that Valuation Date as a result of the reinvestment required by subsection (a) above.

         The distribution value shall equal the share price as of the actual liquidation date multiplied by the number of shares.

         .3 ENTITLEMENT TO BENEFITS. A Member shall not be entitled to any benefits until his right has been determined by the Benefits Committee or its appointed representative pursuant to the terms of the Plan and until he has given to the Benefits Committee or its appointed representative, in proper form, the necessary data.

         .4 REQUIREMENTS CONCERNING DISTRIBUTIONS. All benefit distributions under this Plan shall be subject to the following requirements:

                  (a) BEFORE DEATH.

                           (1) LAST DATE FOR COMMENCEMENT OF BENEFIT PAYMENTS.
                  Unless the Member elects otherwise, the payment of benefits to a Member under this Plan shall commence not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

                                  (A) the Member attains his Normal Retirement
                           Age;

                                  (B) the tenth anniversary of the date on which
                           the Member commenced participation in the Plan; or

                                  (C) the termination of the Member's service
                           with the Company.

                           (2) ADDITIONAL RULE FOR COMMENCEMENT OF BENEFIT
                  PAYMENTS. As of the first "Distribution Calendar Year" (as defined in subsection (d) below), the distribution of benefits to each Member who is entitled to a benefit under the Plan shall be made or shall commence not later than the Member's Required Beginning Date.

                           (3) DURATION OF BENEFIT PAYMENTS. The distribution of
                  benefit payments to each Member shall be made, in accordance with regulations prescribed by the Secretary of the Treasury:

                                  (A) over the life of the Member, or over the
                           lives of the Member and his designated Beneficiary;
                           or

                                  (B) over a period not extending beyond the
                           life expectancy of the Member or the joint life and last survivor expectancy of the Member and his designated Beneficiary;

                  provided that this paragraph shall not entitle any Member or Beneficiary to any form of distribution not otherwise available under the Plan.

                           (4) INCIDENTAL DEATH BENEFIT RULE. If the Member's
                  Beneficiary is a person other than the Member's Spouse, the value of the payments to be made to the Member shall be more than 50 percent of the value of the total payments to be made to the Member and his Beneficiary. This paragraph shall be administered so as to comply with the minimum distribution incidental benefit requirements set forth in Prop. Treas. Reg. ss. 1.401(a)(9)-2 or any successor thereto.

                  (b) AFTER DEATH

                           (1) DISTRIBUTIONS ALREADY BEGUN. If a Member dies on
                  or after his Required Beginning Date and after distribution of his interest has begun under a method of distribution in accordance with subsection (a)(3) above, the remaining portion of such benefit shall be distributed at least as rapidly as such benefit would have been distributed under such method as of the date of the Member's death.

                           (2) FIVE-YEAR RULE FOR OTHER CASES. If a Member dies
                  before his Required Beginning Date and before distribution of his benefit has commenced, and if any portion of the Member's interest is payable to (or for the benefit of) his designated Beneficiary, distribution may be made, in accordance with regulations prescribed by the Secretary of the Treasury, over the life of the designated Beneficiary or over a period not extending beyond the life expectancy of his designated Beneficiary; provided that such distribution commences not later than the latest of:

                                  (A) December 31 of the year after the year of
                           the Member's death;

                                  (B) such later date as regulations of the
                           Secretary of the Treasury may prescribe; or

                                  (C) if the Member's designated Beneficiary is
                           his surviving Spouse, December 31 of the year in which the Member would have attained age 70 1/2.

                  In any other case, the entire benefit of the Member shall be distributed by December 31 of the year containing the fifth anniversary of the date of his death.

                           (3) SPECIAL RULE FOR SURVIVING SPOUSE. For purposes
                  of paragraph (2) above, if the Member's designated Beneficiary is his surviving Spouse and if such surviving Spouse dies before distributions begin, then this subsection shall be applied as if such surviving Spouse were the Member.

                  (c) RECALCULATION OF LIFE EXPECTANCY. The life expectancy of a Member and/or the life expectancy of the Member's Spouse shall not be recalculated for purposes of this Section.

                  (d) "DISTRIBUTION CALENDAR YEAR" shall mean a calendar year for which a minimum distribution is required. For distributions beginning before the Member's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Member's Required Beginning Date. For distributions beginning after the Member's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under subsection (b) above.

                  (e) REGULATIONS CONTROL. Distributions under this Section shall be made in accordance with section 401(a)(9) of the Code and regulations issued thereunder. This Section and section 401(a)(9) of the Code shall take precedence over any distribution options in the Plan inconsistent with this Section or section 401(a)(9) of the Code.

                  (f) MISSING PARTICIPANT/BENEFICIARY. Notwithstanding the above and subject to Section 17.11, if the amount of the payment required otherwise to commence on a date determined under this Section or any other Section of the Plan cannot be ascertained by such date, or if the Benefits Committee or its appointed representative is unable to locate the Member or Beneficiary after making reasonable efforts to do so, a payment retroactive to such date may be made no later than 60 days after the later of (i) the earliest date on which the amount of such payment can be ascertained under the Plan or (ii) the earliest date on which the Member or Beneficiary is located.

         .5 DIRECT ROLLOVERS OF ELIGIBLE ROLLOVER DISTRIBUTIONS MADE FROM THIS PLAN

                  (a) DIRECT ROLLOVERS. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Benefits Committee or its appointed representative, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                  (b) DEFINITIONS

                           (1) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                           (2) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                           (3) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former spouse who is the alternate payee under a qualified domestic relations order are distributees with regard to the interest of the Spouse or former spouse.

                           (4) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

         .6 MEMBER'S CONSENT TO DISTRIBUTION OF BENEFITS

                  (a) Except as provided in subsections (b) and (c) below, the Benefits Committee or its appointed representative shall provide each Member, not more than 90 days and not fewer than 30 days prior to the date his Vested Interest is distributed to him, written notice of his right to defer receipt of the distribution until his Normal Retirement Age. Distribution shall not be made prior to the Member's Normal Retirement Age unless the Member affirmatively elects a distribution in writing on a form filed with the Benefits Committee or its appointed representative.

                  (b) The written notice described in subsection (a) above shall not apply to the distribution if (i) the Member receives an involuntary single-sum cash payment under Section 8.1, or (ii) the distribution is made on or after the Member's Normal Retirement Age.

                  (c) The distribution may be made or may commence fewer than 30 days after the notice described in subsection (a) above is given to the Member, provided:

                           (1) the Benefits Committee or its appointed
                  representative clearly informs the Member that he has a right to a period of at least 30 days after receiving the notice to consider whether or not to elect the distribution (or, if applicable, a particular distribution option); and

                           (2) the Member, after receiving the notice,
                  affirmatively elects the distribution.

                                   Article IX
                                   WITHDRAWALS

         .1 GENERAL RULES FOR ALL WITHDRAWALS. Subject to the requirements of Sections 9.2 and 9.3, a Member may withdraw an amount from the Vested Interest in his Member's Account upon prior written application to the Benefits Committee or its appointed representative. However, the Benefits Committee (or its representative) will not approve more than three withdrawal applications made by a Member while an Employee (other than applications for hardship withdrawals of Before-Tax Deposits) in any one calendar year. For purposes of all withdrawals, the value of the Member's Vested Interest and the value of the withdrawal shall be determined as of the date the Member's request for a withdrawal is approved by the Benefits Committee or its appointed representative.

         .2 WITHDRAWALS OF OTHER THAN BEFORE-TAX DEPOSITS. The order of withdrawals from the Member's Account (other than his Before-Tax Deposits Account) shall be as follows:

                  (a) first, from the Member's After-Tax Deposits Account and from the after-tax portion (if any) of the Member's Transfer Account (excluding income and appreciation on both) attributable to pre-1987 After-Tax Deposits or pre-1987 after-tax deposits to a plan from which the Member transferred assets under Section 3.18 or 16.2;

                  (b) second, pro rata (i) from the Member's After-Tax Deposits Account and the after-tax portion (if any) of the Member's Transfer Account attributable to post-1986 After-Tax Deposits or post-1986 after-tax deposits to a plan from which the Member transferred assets under Section 3.18 and (ii) from the income and appreciation thereon;

                  (c) third, from the income and appreciation on the Member's pre-1987 After-Tax Deposits held in the Member's After-Tax Deposits Account and in the pre-1987 after-tax portion (if any) of the Member's Transfer Account;

                  (d) fourth, from the Member's vested Company Matching Account (see Section 5.5(b) concerning the later vesting of the Member's Company Matching Account); if the Member will not have attained at least age 59 1/2by the date of the withdrawal, the amount withdrawable from his vested Company Matching Account shall be limited to an amount which is not greater than the excess of the amount in that Account over the amount of Company Matching Contributions credited to that Account within the two-year period preceding the date his request for withdrawal is received by the Benefits Committee or its appointed representative; if the Member will have attained at least age 59 1/2by the date of the withdrawal, the preceding limitation shall be inapplicable;

                  (e) fifth, from the Member's Rollover Account; and

                  (f) last, from the Member's Transfer Account (except to the extent any assets in the Transfer Account are attributable to the Member's after-tax or before-tax deposits under the any plan from which the Member transferred assets under Section 3.18).

A Member who makes a withdrawal under this Section shall not incur any period of suspension of participation.

         .3 WITHDRAWALS OF BEFORE-TAX DEPOSITS. A Member who has withdrawn the full amount permitted under Section 9.2 may withdraw an amount from his Before-Tax Deposits Account (and/or an amount from his Transfer Account attributable to the Member's before-tax deposits under any plans from which the Member transferred assets), subject to the following rules:

                  (a) HARDSHIP WITHDRAWAL BY MEMBER NOT AGE 59 1/2. If the Member will not have attained at least age 59 1/2 by the date of the withdrawal, he may withdraw an amount from the Accounts described above only on account of his financial hardship and only in accordance with the following rules:

                      (1) (A) The hardship must consist of an immediate and
                  heavy financial need of the Member; and

                          (B) the withdrawal requested must be necessary to
                  satisfy the financial need.

         Hardship withdrawals may not include earnings on the Member's Before-Tax Deposits which were not credited to the Member's Before-Tax Deposits Account as of December 31, 1988, or earlier.

                      (2) For purposes of paragraph (1) above, an immediate and
                  heavy financial need consists only of the following:

                           (A) expenses for medical care described in section
                  213(d) of the Code previously incurred by the Member, the Member's Spouse, or any "dependents" of the Member (as defined in section 152 of the Code), or amounts necessary for these persons to obtain medical care described in section 213(d) of the Code;

                           (B) costs directly related to the purchase of a
                  principal residence for the Member (excluding mortgage payments);

                           (C) the payment of tuition and related educational
                  fees for the next 12 months of post-secondary education for the Member, his Spouse, his children, or his dependents (as defined in section 152 of the Code);

                           (D) payments necessary to prevent the eviction of the
                  Member from his principal residence or foreclosure on the mortgage on that residence;

                           (E) funeral expenses of a family member; or

                           (F) any other event deemed an immediate and heavy
                  financial need by the Commissioner of Internal Revenue in revenue rulings, notices and other documents of general applicability.

                      (3) A distribution is necessary to satisfy the financial
                  need if each of the following is met -

                           (A) The distribution is not in excess of the
                  amount of the immediate and heavy financial need of the Member (including any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution).

                           (B) The Member has obtained all distributions,
                  other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available to the Member under all plans maintained by any Affiliated Entity.

                           (C) After the receipt of a hardship withdrawal,
                  the Member shall be prohibited, under the terms of the applicable plan or an otherwise legally enforceable agreement, from making elective contributions to the Plan, and all other plans maintained by the Company or an Affiliated Entity for at least 12 months after receipt of the hardship distribution.

                           (D) After receipt of a hardship withdrawal, the
                  Member shall be prohibited, under the terms of the applicable plan or an otherwise legally enforceable agreement, from making Before-Tax Deposits to the Plan, or to any other plan maintained by an Affiliated Entity, for the Member's taxable year immediately following the taxable year of the hardship distribution, in excess of the applicable limit under section 402(g) of the Code for such next taxable year less the amount of such Member's Before-Tax Deposits for the taxable year of the hardship distribution.

                      (4) A Member's request for a hardship withdrawal must
                  be approved by the Benefits Committee or its appointed representative and meet the Internal Revenue Service rules under section 401(k) of the Code at the time of the withdrawal.

                  (b) WITHDRAWAL BY MEMBER AGE 59 1/2. If the Member will have attained at least age 59 1/2 by the date of the withdrawal, he may withdraw any amount from the Vested Interest in his Accounts described above; a showing of financial hardship for a withdrawal from his Before-Tax Deposits shall not be required. However, the Benefits Committee (or its representative) will not approve more than three withdrawal applications, other than applications for hardship withdrawals of Before-Tax Deposits, by such a Member in any one calendar year.

                  (c) NO SUSPENSION. A Member who makes a withdrawal under subsection (b) above may continue to make Before-Tax and After-Tax Deposits and continue to receive Company Matching Contributions after the withdrawal.


                                    Article X
                                      LOANS

         .1 PURPOSE. A Member in the service of the Company (or any other terminated Member, or Beneficiary, who is a party in interest to the Plan under section 3(14) of ERISA) may borrow from his Member's Account for (i) general purposes or (ii) the purchase of the Member's principal residence. For purposes of this Article, the term "Member" shall include any terminated Member or Beneficiary to whom Plan loans are available, except where the context otherwise requires.

         .2 AMOUNT

                  (a) A Member described in Section 10.1 may borrow from his Member's Account not less than a minimum amount of $500. The total amount of any loan (when added to the outstanding balance of all other loans to the Member under the Plan) shall not exceed the lesser of:

                           (1) $50,000 (reduced by the excess (if any) of (i)
                  the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which the loan is made, over (ii) the outstanding balance of loans from the Plan on the date on which the loan is made); or

                           (2) one-half of the amount of his Vested Interest.

                  (b) For purposes of this Section, in determining the value of a Member's Vested Interest, a Member's Account shall be valued as of the date the Member's request for a loan is approved or denied by the Benefits Committee or its appointed representative.

         .3 INTEREST. Each loan shall bear a rate of interest which is equal to the prime lending rate, as reported in THE WALL STREET JOURNAL on the first business day of the month in which the loan is made, plus one percentage point, or such other rate as is determined by the

Benefits Committee or its appointed representative to ensure that the rate of interest is commensurate with the prevailing interest rate in effect for comparable loans at one or more banks in the community. The interest rate and other terms of the loan shall be fixed at the time the loan is made.

         .4 ORDERING RULES. The Member may designate the Member's Accounts and Investment Funds from which the loan proceeds are to be taken. If the Member fails to designate the Member's Accounts from which the loan proceeds are to be taken, the loan proceeds shall be taken pro rata from the Investment Funds in which the Member's Accounts are invested. Amounts repaid on the loan shall be allocated as provided in Section 10.9(c). Any loan to a Member shall be considered an earmarked investment of the Member's Account.

         .5 TERM. The term of a loan under this Article shall be in whole years and shall not be less than one year nor more than five years, except that in the case of a loan by a Member in order to purchase a principal residence for himself, the term of the loan shall not exceed 20 years.

         .6 REPAYMENT. Repayment of a loan under this Article and payment of interest thereon shall be accomplished by biweekly payroll deduction from the wages of the Member while the Member is in the service of the Company. Payments under all loans approved by the Benefits Committee or its appointed representative shall be made according to an amortization schedule established by the Benefits Committee or its appointed representative. Payment shall commence as promptly as practicable following the date on which the loan proceeds are received by the Member.

A Member shall have the right to repay the entire outstanding principal balance of the loan without penalty at any time. In addition, if the Member terminates employment prior to the repayment of the loan, the Member shall, at that time, have the right to repay the entire outstanding principal balance (plus any unpaid interest due thereon) without penalty, or (except in the case of a terminated Member described in Section 10.1) choose to have the loan placed in default. As an alternative, a Member who terminates employment may repay a portion of the outstanding balance (plus any unpaid interest due on the outstanding balance), and (except in the case of a terminated Member eligible for a loan as described in Section 10.1) choose to have the remaining balance placed in default. Upon default, either at that time or later in the case of a terminated Member eligible for a loan as described in Section 10.1, the Benefits Committee or its appointed representative shall deem the loan as constituting a distribution to the Member. The outstanding balance of the loan (and any unpaid interest due thereon) shall be subtracted from any distribution to the Member under Section 8.1, and shall constitute an additional, noncash distribution to the Member.

         .7 SECURITY. Any loan to a Member under the Plan shall be secured by the pledge of all of the Member's right, title, and interest in the Trust Fund; provided that, immediately after the granting or renewing of the loan, not more than 50 percent of the Vested Interest of the Member or Beneficiary shall be used as security for the outstanding balance of the loan. The pledge shall be evidenced by the execution of a promissory note by the Member providing that, in the event of any default by the Member on a loan repayment, the Benefits Committee or its appointed representative shall be authorized (to the extent permitted by law) to deduct the amount of the loan outstanding and any unpaid interest due thereon from the Member's wages or salary to be thereafter paid by the Company (in the case of an active Member), to enforce the Plan's security interest in the Member or Beneficiary's Accrued Benefit, and to take any and all other actions necessary and appropriate to enforce the collection of the unpaid loan.

         .8 DEFAULT

                  (a) FAILURE TO MAKE PAYMENT. A default shall occur if the Member fails to make any payment due under the terms of the loan by the end of the calendar quarter following the calendar quarter during which such payment is due. In the event of a default by a Member on a loan repayment, all remaining payments of the loan shall be immediately due and payable. In the case of any active Member who is not entitled to a distribution under Article VIII or a withdrawal under Article IX, the Benefits Committee or its appointed representative shall, to the extent permitted by law, deduct the total amount of the loan outstanding and any unpaid interest due thereon from the wages or salaries payable to the Member by the Company to the extent permitted by the Member's promissory note. In the case of any Member who is entitled to a distribution under Article VIII or a withdrawal under Article IX at the time of the default, the Trustee shall deduct the total amount of the loan outstanding and any unpaid interest due thereon from the distribution or withdrawal in order to satisfy the amount due to the extent possible. In the case of a borrower who is not entitled to a distribution or withdrawal at the time of the default, the Trustee shall delay enforcement of the Plan's security interest in the borrower's Account. In addition, the Benefits Committee or its appointed representative shall take any and all other actions necessary and appropriate to enforce the collection of the unpaid loan.

                  (b) LEAVE OF ABSENCE. If the Member ceases to be actively employed and receiving a Salary before the loan is repaid, as, for example, in the event of a leave of absence or disability leave, the Benefits Committee or its appointed representative may permit the Member to continue to make loan repayments or may, in its discretion and pursuant to Prop. Treas. Reg.ss.1.72(p)-1 and any successor thereto, permit a Member to stop making regular loan repayments while on an unpaid leave of absence for a period of not more than 12 months. Notwithstanding the foregoing, the loan must be repaid by the latest date permitted under section 72(p)(2)(B) of the Code and the installments due after the leave ends (or, if earlier, after the first 12 months of the leave), must not be less than those required under the terms of the original loan.

                  (c) SEPARATION FROM SERVICE. If the Member separates from service, and if, following such separation, the Member is no longer a party in interest to the Plan, the loan shall be accelerated, and the unpaid balance of the loan, and accrued interest thereon, shall be deducted from the amount of any benefits which become payable to or on behalf of the Member under the Plan.

         .9 ADMINISTRATION

                  (a) Loan requests shall be made by a Member in accordance with procedures established by the Benefits Committee or its appointed representative which may include provision for an administrative loan fee to be paid by the Member.

                  (b) A Member may have no more than three loans outstanding at any time.

                  (c) Interest on and repayments of the principal of a Member's loan shall be allocated to the accounts in the Member's Account from which the loan proceeds were taken under Section 10.4. Such interest and repayments shall be invested in accordance with the Member's investment election then in effect.

                  (d) The Benefits Committee or its appointed representative may establish such further rules and limitations as it deems appropriate.

                  (e) All loans shall (i) be available to all eligible Members on a reasonably equivalent basis; (ii) not be made available to eligible Members who are Highly Compensated Employees in an amount greater than the amount made available to other eligible Members; and
         (iii) be made in accordance with this Article.


                                   Article XI
                                 ADMINISTRATION

         .1 BENEFITS COMMITTEE. This Plan shall be administered by a Benefits Committee which shall be appointed by the Chief Executive Officer of CGU and shall consist of a Chairman and such additional members as the said officer shall from time to time determine. Each member of the Benefits Committee shall be appointed for such term as the appointing officer shall specify. Any member of the Benefits Committee may resign by delivering his written resignation to the said Chief Executive Officer and to the other members of the Benefits Committee. The said Chief Executive Officer may remove any member of the Benefits Committee with or without cause by giving written notice to the member so removed and to the other members of the Benefits Committee. Any members of the Benefits Committee who are Employees shall not receive Compensation with respect to their services for the Committee. The members of the Benefits Committee shall be bonded in accordance with law, and the cost thereof shall be paid by CGU.

         .2 QUORUM. The Benefits Committee shall act by a majority vote. A quorum to do business shall be at least half of those who are then members. Any written instrument signed by a majority of the members of the Benefits Committee or by any member of such committee who has been authorized to act on behalf of the Benefits Committee shall have the same force and effect as a formal resolution adopted in open meeting.

         .3 ADMINISTRATIVE RULES. Subject to the terms of this Plan, the Benefits Committee may, in its discretion, set and change its rules for transacting business and administering the Plan.

         .4 AUTHORITY AND ADMINISTRATIVE AND PROFESSIONAL ASSISTANCE. The Benefits Committee members shall elect a Secretary who need not be a member of the Benefits Committee. The Benefits Committee members may:

                  (a) appoint, from their members, such committees with such powers as they shall determine;

                  (b) authorize agents and/or appoint representatives to execute or deliver instruments on their behalf or to do any other acts necessary and proper to the administration of the Plan; and

                  (c) employ counsel, agents, and purveyors of clerical, medical, actuarial, and other expert services which the Benefits Committee deems necessary or appropriate to its administration of the Plan.

In addition to the foregoing powers and duties, the Benefits Committee shall have the duty to establish reasonable procedures for determining the qualified status of domestic relations orders which relate to the Plan, as provided in section 414(p) of the Code.

         .5 DECISION OF BENEFITS COMMITTEE. The Benefits Committee and its appointed representative shall have sole discretion to carry out the responsibilities of the Benefits Committee under this Article to construe and interpret the provisions of the Plan and to determine all questions concerning benefit entitlements, including the power to construe and determine disputed or doubtful terms, to reconcile and correct any errors or inconsistencies in the Plan, and to supply any omissions therein. To the maximum extent permissible under law, the determinations of the Benefits Committee and/or its appointed representative on all such matters shall be final and binding upon all persons involved.

         .6 ACCOUNTING. The Benefits Committee or its appointed representative shall provide for keeping such accounts as it deems necessary and proper.

         .7 CLAIMS PROCEDURE. The procedure for presenting claims under the Plan and appealing denials thereof shall be as follows, subject, however, to such modifications consistent with ERISA as the Benefits Committee or its appointed representative may deem necessary or desirable in the circumstances:

                  (a) FILING OF CLAIMS. Any Member, surviving Spouse, or Beneficiary (the "claimant") may file a written claim for a Plan benefit with the Human Resources Department of CGU.

                  (b) NOTICE OF DENIAL OF CLAIM. In the event of a denial or limitation of any benefit or payment due to or requested by any claimant, the claimant shall be given a written notification containing specific reasons for the denial or limitation of his benefit. The written notification shall contain specific reference to the pertinent Plan provisions on which the denial or limitation of benefits is based. In addition, it shall contain a description of any additional material or information necessary for the claimant to perfect a claim and an explanation of why such material or information is necessary. Further, the notification shall provide appropriate information as to the steps to be taken if the claimant wishes to submit his claim for review.

         This written notification shall be given to the claimant within 90 days after receipt of his claim by the Human Resources Department of CGU unless special circumstances require an extension of time for processing, in which case written notice of the extension shall be furnished to the claimant prior to the termination of the original 90-day period, and such notice shall indicate the special circumstances which make the postponement appropriate. In no event may such extension exceed a total of 180 days from the date of the original receipt of the claim.

                  (c) RIGHT OF REVIEW. In the event of a denial or limitation of benefits, the claimant or his duly authorized representative shall be permitted to review the pertinent documents and to submit to the Human Resources Department of CGU issues and comments in writing. In addition, the claimant or his duly authorized representative may make a written request for a full and fair review of his claim and its denial or limitation by the Benefits Committee or its appointed representative. Such written request must be received by the Benefits Committee or its appointed representative (or its delegate) within 60 days after receipt by the claimant of written notification of the denial or limitation of the claim. The 60-day requirement may be waived by the Benefits Committee or its appointed representative in appropriate cases.

                  (d) DECISION ON REVIEW.

                           (1) A decision shall be rendered by the Benefits
                  Committee or its appointed representative within 60 days after the receipt of the request for review. However, where special circumstances make a longer period for decision necessary or appropriate, the Benefits Committee or its appointed representative's decision may be postponed on written notice to the claimant (prior to the expiration of the initial 60-day period) for an additional 60 days. In no event shall the Benefits Committee or its appointed representative's decision be rendered more than 120 days after the receipt of such request for review.

                           (2) Notwithstanding paragraph (1) above, if the
                  Benefits Committee or its appointed representative holds regularly scheduled meetings at least quarterly to review such appeals, a claimant's request for review will be acted upon at the meeting immediately following the receipt of the claimant's request unless such request is filed within 30 days preceding such meeting. In such instance, the decision shall be made no later than the date of the second meeting following the Benefits Committee or its appointed representative's receipt of such request. If special circumstances (such as a need to hold a hearing) require a further extension of time for processing a request, a decision shall be rendered not later than the third meeting of the Benefits Committee or its appointed representative following the receipt of such request for review, and written notice of the extension shall be furnished to the claimant prior to the commencement of the extension.

                           (3) Any decision by the Benefits Committee or its
                  appointed representative shall be furnished to the claimant in writing in a manner calculated to be understood by the claimant and shall set forth the specific reason or reasons for the decision and the specific Plan provisions on which the decision is based.

                  (e) DEEMED DENIAL. If a decision is not rendered within the time period prescribed in subsection (b) or (d) above, such claim shall be deemed denied.

                  (f) REGULATIONS. It is intended that the claims procedure of this Plan be administered in accordance with the claims procedure regulations of the Department of Labor set forth in 29 CFR ss.2560.503.1.

         .8 PLAN RECORDS. The Benefits Committee or its appointed representative shall maintain records containing all relevant data pertaining to Members and their rights under the Plan. Records pertaining solely to a particular Member shall be made available to him for examination during business hours upon request.

         .9 FUNDING POLICY. The Benefits Committee or its appointed representative shall inform the Trustee as to the specific Investment Funds available for investment under the Plan and regarding any discontinued or additional Investment Funds. The Benefits Committee or its appointed representative shall also inform the Trustee should investments under the Plan no longer be Member-directed.

         .10 COMPENSATION. Benefits Committee members shall serve without compensation, but the Company shall pay or reimburse them for reasonable expenses incurred in performing their duties.

         .11 LIABILITY OF MEMBERS OF THE COMMITTEE. The members of the Benefits Committee shall use reasonable care and diligence in the performance of their duties under the Plan, but no member of such committee shall be personally liable on account of any act or omission to act unless such act or omission was the result of his own gross negligence or willful misconduct, or constituted a breach of fiduciary responsibility under law, nor for any mistake in judgment made in good faith, nor for any loss whatever unless resulting from his own gross negligence or willful misconduct, or breach of fiduciary responsibility, and no member of the Benefits Committee shall be liable for any neglect, omission or wrongdoing of any person furnishing services or advice to or for the Benefits Committee, provided that reasonable care shall have been exercised in his selection. The Benefits Committee and any member or agent thereof shall be fully protected in relying upon the advice of any attorney insofar as legal matters are concerned, any accountant insofar as accounting matters are concerned, and any actuary insofar as actuarial matters are concerned. The Company shall indemnify by insurance or otherwise and save harmless the Benefits Committee and each member thereof against all losses, expenses, and liability arising out of any act or failure to act taken or decided upon in good faith by the Benefits Committee or any member thereof.


                                  Article XII
                                   TRUST FUND

         .1 TRUST AGREEMENT. Contributions to the Plan shall be put in trust with a trustee or trustees selected by the Board of Directors, under a Trust Agreement which shall provide that the Trust Fund is to be held, managed, and disposed of by the Trustee in accordance with the terms of such Agreement.

         .2 EXCLUSIVE BENEFIT RULE. The Trust Agreement shall provide that no part of the corpus of the Trust Fund or income thereon shall, at any time prior to the satisfaction of all liabilities with respect to Members and their Spouses and Beneficiaries under the Trust established under the Plan, be used for, or diverted to, purposes other than for the exclusive benefit of Members or their Spouses or Beneficiaries (except as provided in Section 3.15); and it may contain such other provisions relating to the custody, management, and disposition of the funds and assets of the Plan by the Trustee as shall be deemed advisable by the Board of Directors.


                                  Article XIII
                   AMENDMENTS, DISCONTINUANCE, AND TERMINATION

         .1 AMENDMENT.

                  (a) The Chief Executive Officer of CGU may approve and execute changes of a technical nature to the Plan which do not materially affect the substance thereof and which, in the opinion of the Chief Executive Officer, are necessary and desirable. In addition, the Chief Executive Officer may approve and execute any amendment to the Plan that may be necessary to conform the Plan to the requirements of the District Director of Internal Revenue. This Plan may also be amended for any reason by the Board of Directors if the Plan, as amended, continues to be for the exclusive benefit of Members and their Beneficiaries. Any amendment to the Plan shall be subject to subsections (b) through (d) below.

                  (b) No amendment shall reduce the accrued benefit of any Member. For purposes of this Section, an amendment which has the effect of (i) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (ii) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing accrued benefits as provided in section 411(d)(6) of the Code and the regulations thereunder.

                  (c) In the case of an Employee who is a Member on (i) the date the amendment is adopted, or (ii) the date the amendment is effective, if later, no amendment shall cause the nonforfeitable percentage (determined as of the date specified in (i) or (ii)) of such Member's right to his Accrued Benefit to be less than his percentage computed under the Plan without regard to such amendment.

                  (d) No amendment shall cause the computation of a Member's nonforfeitable percentage to be directly or indirectly affected unless a Member with three or more Years of Vesting Service is permitted to elect, within 60 days after the latest of (i) the date the amendment is adopted, (ii) the date the amendment becomes effective, or (iii) the date written notification of the amendment is issued to the Member, to have his nonforfeitable percentage computed under the Plan without regard to such amendment; provided, however, that no election shall be given to any Member whose nonforfeitable percentage under the Plan, as amended, cannot at any time be less than such percentage determined without regard to such amendment.

         .2 POWER OF DISCONTINUANCE AND TERMINATION. The Board of Directors intends to continue the Plan indefinitely, but reserves the right to discontinue it at any time. The discontinuance of the Plan by the Board of Directors shall not entitle the Company to the return of any part of the Fund or any part thereof set aside for Members pursuant to the Plan. If the Plan is terminated or partially terminated or contributions are permanently discontinued, the total amounts then standing to the accounts of affected Members in the employ of the Company shall immediately vest.

Upon final termination of the Trust, at such time as shall be determined by the Board of Directors, the Benefits Committee or its appointed representative shall direct the Trustee to liquidate the assets held in the Member's Accounts and, after payment of all expenses and proportional adjustment of each Member's Account to reflect income or losses to the date of termination, to distribute the balance of each Member's Account to each Member or retired Member, or, if appropriate, to the Member's Beneficiary. The Trustee, at the direction of the Benefits Committee or its appointed representative, shall make payment of such amounts in accordance with Section 8.1, no later than the time prescribed for the commencement of such payments provided in Section 8.4.
In the case of any distributee described herein at the time of distribution upon termination of the Plan or Trust whose whereabouts are unknown, the Benefits Committee or its appointed representative shall notify such individual at the last known address by certified mail with return receipt requested advising such individual of the right to such a benefit. If the distributee cannot be located in this manner, the Trustee shall establish a savings account for the individual's benefit in which the individual's Member's Account balance shall be deposited. Upon the distribution of all Plan assets, the Trustee shall be discharged from all obligations under the Plan and Trust, and no Member or

Beneficiary shall have any further rights or claims thereunder.

Notwithstanding the foregoing, amounts credited to a Member's Before-Tax Deposits Account shall not be distributed prior to the Member's attainment of age 59 1/2, separation from service (within the meaning of Article V), Total Disability, death, or financial hardship (within the meaning of Section 9.3(a)), except as a "lump-sum distribution" (as defined in section 401(k)(10)(B)(ii) of the Code) upon the termination of the Plan without the establishment or maintenance by the Company or another Affiliated Entity of a successor plan (within the meaning of section 401(k)(10)(A)(i) of the Code and Treas. Reg. ss.1.401(k)-1(d)(3)).

         .3 LIABILITIES. The Company shall have no liability for payments under the Plan, except to pay over the contributions required by Article III, and shall have no liability for the administration of the Trust Fund. Each Member and each Beneficiary shall look solely to the Trust Fund for any payments under the Plan.

         .4 MERGER, CONSOLIDATION, OR TRANSFER. This Plan shall not be merged or consolidated with, nor shall any assets or liabilities be transferred to, any other plan, unless the benefits payable to each Member, if the Plan were terminated immediately after such action, would be equal to or greater than the benefits to which such Member would have been entitled if this Plan or the other plan had been terminated immediately before such action.


                                  Article XIV
                              TOP-HEAVY PROVISIONS

         .1 TOP-HEAVY DEFINITIONS.

                  (a) "DETERMINATION DATE" - With respect to any Plan Year, the last day of the preceding Plan Year.

                  (b) "DETERMINATION PERIOD" - With respect to any Plan Year, the Plan Year containing the determination date and the four preceding Plan Years.

                  (c) "KEY EMPLOYEE" - Effective January 1, 1989, any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during a Plan Year included in the determination period was:

                           (1) an officer of the Company and the other
                  Affiliated Entities having an annual Total Compensation greater than 50 percent of the amount in effect under section 415(b)(1)(A) of the Code for such Plan Year;

                           (2) one of the 10 Employees having an annual Total
                  Compensation from the Company and the other Affiliated Entities greater than the amount in effect under section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of section 318 of the Code) both more than a 1/2-percent interest and the largest interests in the Company or any other Affiliated Entity;

                           (3) a five-percent owner of the Company or any other
                  Affiliated Entity; or

                           (4) a one-percent owner of the Company or any other
                  Affiliated Entity having an annual Total Compensation from the Company of more than $150,000.

         For purposes of paragraph (1) above, no more than 50 Employees (or, if fewer, the greater of three or 10 percent of the Employees) shall be treated as officers. The determination of who is a key Employee shall be made in accordance with section 416(i) of the Code and regulations thereunder.

                  (d) "NON-KEY EMPLOYEE" - Any Employee who is not a key
         Employee.

                  (e) "PERMISSIVE AGGREGATION GROUP" - With respect to any Plan Year, the required aggregation group plus any other defined benefit plan or defined contribution plan which the Company elects to include, provided such permissive aggregation group meets the requirements of sections 401(a)(4) and 410 of the Code with such defined benefit plan or defined contribution plan being taken into account.

                  (f) "REQUIRED AGGREGATION GROUP" - With respect to any Plan
         Year:

                           (1) each defined benefit plan and each defined
                  contribution plan of the Company in which a key Employee is a participant or was a participant at any time during the determination period (regardless of whether the plan has been terminated); and

                           (2) each other defined benefit plan and each other
                  defined contribution plan of the Company which, during the determination period, enables any defined benefit plan or defined contribution plan described in subparagraph (1) above to meet the requirements of section 401(a)(4) or 410 of the Code.

                  (g) "TOP-HEAVY PLAN" - For any Plan Year beginning on or after January 1, 1984, this Plan, if:

                           (1) this Plan is not part of a required or permissive
                  aggregation group, and the top-heavy ratio for the Plan exceeds 60 percent;

                           (2) this Plan is part of a required aggregation group
                  and not part of a permissive aggregation group, and the top-heavy ratio for the required aggregation group exceeds 60 percent; or

                           (3) this Plan is part of a required aggregation group
                  and part of a permissive aggregation group, and the top-heavy ratio for the permissive aggregation group exceeds 60 percent.

                  (h) "TOP-HEAVY RATIO" - A fraction. The numerator of the fraction is the sum of the account balances of all key Employees under the Plan, or, if the Plan is a member of a required or permissive aggregation group, the present values of accrued benefits under all defined benefit plans in the required or permissive aggregation group (hereinafter the "aggregation group"), plus the sum of the account balances of all key Employees under all defined contributions plans in the aggregation group, as of the determination date. The denominator of the fraction is a similar sum determined for all Employees. For purposes of determining the fraction, the numerator and denominator shall include any part of any accrued benefit or account balance distributed in the determination period. If any individual (i) is not a key Employee but was a key Employee in a prior Plan Year, or (ii) with respect to Plan Years beginning after December 31,

         1984, has not been credited with at least one Hour of Service with the Company at any time during the determination period, any accrued benefit or account balance of, or distribution to, such individual shall not be taken into account.

                           For purposes of this subsection, the accrued benefit of a Non-key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliated Entities, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the lowest accrual rate permitted under the fractional accrual rate of section 411(b)(1)(C) of the Code. For purposes of this subsection, the actuarial equivalent present values of accrued benefits and the sum of account balances shall be determined as of the most recent valuation date that falls within the 12-month period ending on the determination date. The calculation of the top-heavy ratio shall be made in accordance with section 416 of the Code and the regulations thereunder.

                  (i) "VALUATION DATE" - With respect to this Plan, the last day of the Plan Year.

         .2 TOP-HEAVY RULES. Notwithstanding any other provision of the Plan, the following rules shall apply for any Plan Year in which the Plan is determined to be a top-heavy plan:

                  (a) MINIMUM BENEFIT. The minimum benefit requirement applicable to top-heavy plans shall be provided under the Pension Plan. Each Member of this Plan who is a non-key Employee, is not covered under the Pension Plan, and is an Employee on the last day of the Plan Year shall be entitled to a minimum allocation of Company contributions under this Plan. Such minimum allocation shall not be less than the lesser of (i) three percent of such Member's Limitation Compensation for such Plan Year or (ii) the largest percentage of the Company contributions, Forfeitures and Before-Tax Deposits allocated on behalf of any key Employee under the Plan for such Plan Year as a percentage of the first $150,000 (as adjusted by the Commissioner of Internal Revenue for increases in the cost of living pursuant to section 401(a)(17)(B) of the Code) of the key Employee's Limitation Compensation.

         Company Matching Contributions (but not Before-Tax Deposits) for non-key Employees may be used to satisfy the minimum allocation under this subsection. However, Company Matching Contributions which are counted toward such minimum allocation shall not be taken into account for purposes of Section 3.5, and must separately meet the requirements of section 401(a)(4) of the Code. A non-key Employee who is a Member shall not fail to receive a minimum allocation because (i) he has failed to complete 1,000 Hours of Service for the Plan Year, or (ii) he has failed to make mandatory contributions under the Plan.

                  (b) IMPACT ON MAXIMUM BENEFITS. For any Plan Year beginning prior to January 1, 2000, in which the Plan is a top-heavy plan,
         Section 3.14 shall be applied by substituting the number "1.00" for the number "1.25" wherever such number appears in sections 415(e)(2) and 415(e)(3) of the Code.

                                   Article XV
                     RELATING TO THE PARTICIPATING EMPLOYERS

         .1 ACTION BY BOARD OF DIRECTORS. Any action required or permitted to be taken under the Plan by the Company shall be by resolution of the Board of Directors or by a duly authorized committee of the Board of Directors or by a person or persons authorized by resolution of the Board of Directors or of such committee. Each participating employer under Section 15.2 appoints the Board of Directors as its agent to exercise on its behalf any action required or permitted to be taken under the Plan by the Company.

         .2 PARTICIPATING EMPLOYERS. Any Affiliated Entity, with the consent of the Board of Directors, may adopt the Plan and become a participating employer thereunder:

                  (a) by filing with the Board of Directors, the Benefits Committee or its appointed representative, and the Trustee a certified copy of a resolution of that company's board of directors (or other governing body) providing for its adoption of the Plan and stating its election to become a party to the Trust; and

                  (b) by filing with the Benefits Committee or its appointed representative and the Trustee a certified copy of a resolution of the Board of Directors providing for its consent to such adoption.


                                  Article XVI
                        MERGER OF COMMERCIAL UNION PLAN;
                      SPECIAL PROVISIONS REGARDING CNA PLAN

         .1 MERGER OF PLANS. Effective January 1, 1999, the Commercial Union Plan and the trust thereunder shall be merged with and into this Plan and Trust. Upon the merger, the account balance of each member of the Commercial Union Plan shall be transferred to this Plan in the manner described in Section 16.2.

         .2 TRANSFER OF COMMERCIAL UNION PLAN ACCOUNTS. Effective January 1, 1999, except as otherwise provided in Section 16.3, the amounts in Members' Commercial Union Plan accounts shall be transferred to the corresponding accounts under this Plan in the following manner:

                  (a) Any amounts in a Member's subaccount consisting of pre-tax Participant Contributions and earnings thereon shall be transferred to his Before-Tax Deposits Account.

                  (b) Any amounts in a Member's subaccount consisting of after-tax Participant Contributions and earnings thereon shall be transferred to his After-Tax Deposits Account.

                  (c) Any amounts in a Member's subaccount consisting of Companies Contributions and earnings thereon shall be transferred to his Company Matching Account.

Effective January 1, 1999, the transferred amounts described above shall be maintained, and shall be subject to distribution, withdrawal, or pledge as security for a loan, in accordance with the provisions of this Plan applicable to the particular type of Account to which such amounts were transferred. Any individual who, as of December 31, 1998, had a vested right to receive a deferred benefit from the Commercial Union Plan shall receive such benefit from his Member's Accounts in this Plan in accordance with the applicable provisions of the Commercial Union Plan. Notwithstanding the foregoing, all distributions from this Plan are subject to the applicable requirements of Section 8.4.

         .3 TRANSFER OF CNA PLAN AMOUNTS. On or about December 30, 1997, certain amounts were transferred to the Commercial Union Plan from the CNA Employees' Savings Plan (the "CNA Plan") with respect to members of the Commercial Union Plan who had previously participated in the CNA Plan. Effective January 1, 1999, the amounts in Members' Commercial Union Plan accounts attributable to amounts transferred from the CNA Plan to the Commercial Union Plan shall be transferred to separate subaccounts (the "CNA Subaccounts") under this Plan in the following manner:

                  (a) Any amounts attributable to a Member's "Deferred Account" under the CNA Plan shall be transferred to his Before-Tax Deposits Account and held in a separate subaccount thereunder.

                  (b) Any amounts attributable to a Member's "Regular Account" or "Additional Account" under the CNA Plan shall be transferred to his After-Tax Deposits Account and held in a separate subaccount thereunder.

                  (c) Any amounts attributable to a Member's "Employer Account" under the CNA Plan shall be transferred to his Company Matching Account and held in a separate subaccount thereunder.

                  (d) Any amounts attributable to a Member's "Rollover Account" under the CNA Plan shall be transferred to his Rollover Account and held in a separate subaccount thereunder.

Effective January 1, 1999, except as otherwise provided in this Article, the transferred amounts described above shall be maintained, and shall be subject to distribution, withdrawal, or pledge as security for a loan, in accordance with the provisions of this Plan applicable to the particular type of Account to which such amounts were transferred.

         .4 VESTING IN CNA SUBACCOUNTS. Notwithstanding the provisions of
Section 7.2, the following rules shall apply with respect to the amounts in a Member's CNA Subaccounts:

                  (a) A Member shall have a 100 percent Vested Interest in amounts in his CNA Subaccounts if he terminates employment after completing at least five Years of Eligibility Service, if the sum of his age and Years of Eligibility Service (both determined in years and whole months) at the time of his termination of employment is at least 65.

                  (b) A Member who was a participant in the CNA Plan on July 1, 1983, shall have a 100 percent Vested Interest in the amounts in his CNA Subaccounts when he completes two Years of Vesting Service. Any other Member shall have a 100 percent Vested Interest in the amounts in his CNA Subaccounts attributable to contributions made prior to July 1, 1983, when he completes two Years of Vesting Service.

                  (c) A Member who was an employee of Continental Insurance Company on December 31, 1995, shall have a 100 percent Vested Interest in the amounts in his CNA Subaccounts attributable to Continental Insurance Company Employer Account balance as of such date.

         .5 OPTIONAL METHODS OF PAYMENT FOR CNA SUBACCOUNTS. Subject to the requirements of Sections 8.4, 16.6, and 16.7, and notwithstanding the provisions of Sections 6.1 and 8.1, a Member (or Beneficiary of a Member) who was a participant in the CNA Plan and who:

                  (a) terminates employment after completing at least five Years of Eligibility Service, if the sum of his age and Years of Eligibility Service (both determined in years and whole months) at the time of his termination of employment is at least 65;

                  (b) terminates employment after completing at least 10 Years of Eligibility Service and commences receiving his benefit at or after age 55;

                  (c) incurs a Total Disability; or

                  (d) dies,

may elect to receive the amounts in his Member's Accounts attributable to amounts transferred from the CNA Plan in any annuity form which was available under the CNA Plan as in effect immediately prior to such transfer. Notwithstanding the foregoing, if the value of a Member's Vested Interest does not exceed (and has not at the time of any prior distribution exceeded) $5,000, the Member's Vested Interest shall be paid to him (or to his Beneficiary, in the event of the Member's death) in the form of a single-sum cash payment from the Trust Fund as soon as practicable after his separation from service in accordance with Section 8.1.

         .6 QUALIFIED RETIREMENT ANNUITY. Notwithstanding any other provision of the Plan, the following provisions shall apply with respect to amounts in a Member's CNA Subaccounts if, on the Member's Benefit Commencement Date, his Vested Interest exceeds (or at the time of any prior distribution exceeded) $5,000, and if the Member elects to receive the amount in his CNA Subaccounts in an annuity form under Section 16.5:

                  (a) DEFINITIONS. The following definitions shall apply for purposes of this Section:

                           (1) "BENEFIT COMMENCEMENT DATE" shall mean the first
                  day of the first period for which an amount is paid as an annuity or in any other form under the Plan.

                           (2) "QUALIFIED RETIREMENT ANNUITY" shall mean:

                                  (A) In the case of a Member who is not married
                           on his Benefit Commencement Date, a single life annuity; and

                                  (B) In the case of a Member who is married on
                           his Benefit Commencement Date, a survivorship life annuity, where the surviving annuitant is the Member's Spouse and the survivorship percentage is 50 percent.

                  The Qualified Retirement Annuity shall be in the amount that can be purchased with the balance of the Member's CNA Subaccounts.

                  (b) METHOD OF PAYMENT OF CNA SUBACCOUNTS

                           (1) AUTOMATIC FORM OF PAYMENT OF CNA SUBACCOUNTS.
                  Unless a Member subject to this Section elects, under paragraph (2) below, an alternative method of payment, his CNA Subaccounts shall be paid in the form of a Qualified Retirement Annuity if the Member does not die prior to his Benefit Commencement Date.

                           (2) ALTERNATIVE METHODS OF PAYMENT OF BENEFITS.
                  Subject to Section 8.4 (regarding minimum distributions), a Member may elect, pursuant to a qualified election as described in paragraph (3) below, not to receive his CNA Subaccounts in the form of a Qualified Retirement Annuity, but to have his CNA Subaccounts paid to him pursuant to any other method of distribution permitted under Section 8.1 or Section 16.5.

                           (3) QUALIFIED ELECTION. A Member's election to
                  receive his CNA Subaccount in an alternative form under paragraph (2) above shall be in the form of a waiver of the Qualified Retirement Annuity made by delivering written notice to the Benefits Committee or its authorized representative during the 90-day period ending on the Member's Benefit Commencement Date and, if the Member is married, must be consented to by the Member's Spouse. The Spouse's consent to a waiver must be irrevocable, must be witnessed by the Benefits Committee or its authorized representative or by a notary public, must be limited to a benefit for a specific alternate Beneficiary (or a benefit payable during the life of the Member), and must specify the particular alternative form of benefit elected by the Member. Notwithstanding this consent requirement, if the Member establishes to the satisfaction of the Benefits Committee or its authorized representative that written consent cannot be obtained because there is no Spouse or because the Member's Spouse cannot be located, the waiver shall be deemed a qualified election. If the Spouse is legally incompetent to give consent, the Spouse's legal guardian may give consent, even if the guardian is the Member. Also, if the Member is legally separated or has been abandoned (within the meaning of local law) and the Member has a court order to such effect, spousal consent shall not be required unless a qualified domestic relations order (as defined in section 414(p) of the Code) provides otherwise. Any consent necessary under this provision shall be valid only with respect to the Spouse who signs the consent or, in the event of a deemed qualified election, the designated Spouse (if any). Additionally, a Member may revoke a prior waiver without the consent of his Spouse at any time before his Benefit Commencement Date. The number of revocations shall not be limited. Any new waiver or change of the terms of a specific consent shall require a new spousal consent.

                           (4) NOTICE REQUIREMENT

                                  (A) Except as provided in subparagraph (B)
                           below, the Benefits Committee or its authorized representative shall provide each Member who becomes subject to this Section, not more than 90 days and not fewer than 30 days prior to his Benefit Commencement Date, a written explanation of:

                                         (i) the terms and conditions of the
                                  Qualified Retirement Annuity, including a general description of the eligibility conditions and other material features of the optional forms of benefit and sufficient additional information to explain the relative values of the optional forms of benefit available under the Plan;

                                         (ii) the Member's right to make, and
                                  the effect of, an election to waive the
                                  Qualified Retirement Annuity;

                                         (iii) the rights of a Member's Spouse
                                  (if the Member is married); and

                                         (iv) the Member's right to make, and
                                  the effect of, a revocation of a previous election to waive the Qualified Retirement Annuity.

                                  (B) The following distributions of a Member's
                           CNA Subaccounts may commence fewer than 30 days after the notice described in subparagraph (A) above is given to the Member:

                                         (i) payment of a Member's CNA
                                  Subaccounts in the form of a Qualified
                                  Retirement Annuity on or after the Member's attainment of Normal Retirement Age; or

                                         (ii) any other payment of a Member's
                                  CNA Subaccounts, provided that:

                                            (aa) the Benefit Committee or its
                                            authorized representative clearly
                                            informs the Member that he has a
                                            right to a period of at least 30
                                            days after receiving the notice
                                            described in subparagraph (A) above
                                            to consider whether to waive the
                                            Qualified Retirement Annuity and
                                            consent to a form of distribution
                                            other than a Qualified Retirement
                                            Annuity;

                                            (bb) after receiving the notice
                                            described in subparagraph (A) above,
                                            the Member affirmatively elects a
                                            form of distribution (with spousal
                                            consent, if required under paragraph
                                            (3) above);

                                            (cc) the Member is permitted to
                                            revoke his affirmative election at
                                            least until his Benefit Commencement
                                            Date or, if later, at any time prior
                                            to the expiration of the seven-day
                                            period that begins the day after the
                                            notice described in subparagraph (A)
                                            above is provided to the Member;

                                            (dd) the Member's Benefit
                                            Commencement Date is after the date
                                            that the notice described in
                                            subparagraph (A) above is provided
                                            to the Member; and

                                            (ee) distribution of the Member's
                                            CNA Subaccounts in accordance with
                                            the Member's affirmative election
                                            does not commence before the
                                            expiration of the seven-day period
                                            that begins on the day after the
                                            notice described in subparagraph (A)
                                            above is provided to the Member.

                  (c) PROVISIONS APPLICABLE ONLY TO CNA SUBACCOUNTS. The provisions of this Section shall not apply to amounts in a Member's Accounts other than amounts in his CNA Subaccounts.

         .7 QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. Notwithstanding any other provision of the Plan, the following provisions shall apply with respect to amounts in a Member's CNA Subaccounts if the Member dies after electing to receive the amount in his CNA Subaccounts in an annuity form under Section 16.5 and if, on the Member's date of death, the Member has a Spouse to whom he has been continuously married throughout the one-year period ending on the date of his death and his Vested Accrued Benefit exceeds (or at the time of any prior distribution exceeded) $5,000:

                  (a) QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. Unless the Member makes an election in accordance with subsection (c) with his Spouse's consent, the Member's CNA Subaccounts shall be paid to his surviving Spouse in the form of a qualified preretirement survivor annuity or, if the Spouse so elects, in a single sum or in any other form permitted under Section 8.1. A qualified preretirement survivor annuity is a life annuity payable to the surviving Spouse in the amount which can be purchased with the balance of the Member's CNA Subaccounts.

                  (b) COMMENCEMENT OF PAYMENTS. The qualified preretirement survivor annuity described in subsection (a) above shall commence to be paid as soon as practicable after the Member's death; provided, however, that payments shall not commence prior to the Member's Normal Retirement Date unless the Spouse consents to the commencement of such payments at an earlier date. If the Spouse dies prior to the date as of which benefit payments are to commence, the Member's CNA Subaccounts shall be distributed in a single sum to the Member's Beneficiary.

                  (c) WAIVER OF QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. A Member may, with his Spouse's written consent in the manner described in Section 16.6(b)(3), elect to waive the qualified preretirement survivor annuity and to have his CNA Subaccounts distributed to his Beneficiary in a single sum or in any other form permitted under
         Section 8.1. Such election must be made in writing on a form provided by the Benefits Committee or its authorized representative during the applicable election period set forth in subsection (d) below. The Member may revoke his waiver of the qualified preretirement survivor annuity at any time without the consent of his Spouse; however, spousal consent is required for a new waiver.

                  (d) ELECTION PERIOD. A Member's waiver of the qualified preretirement survivor annuity, and his Spouse's consent to such waiver, shall be valid only under the following circumstances:

                           (1) the designation is made on or after the first day
                  of the Plan Year in which the Member attains age 35;

                           (2) the designation is made on or after the date of
                  the Member's separation from service (and the Member has not returned to the employ of the Company); or

                           (3) the Member dies before separating from service
                  and before the first day of the Plan Year in which he would have attained age 35.

         If a Member who has not separated from service waives the qualified preretirement survivor annuity before the first day of the Plan Year in which he attains age 35, such waiver shall not be valid in the event of his death after such day (or after his separation from service).

                           (e) EXPLANATION. The Benefits Committee shall provide
                  to each Member, as soon as practicable after the Member becomes subject to this Section, a written explanation of the death benefit comparable to that required under Section 16.6(b)(4).

                           (f) EFFECT OF QUALIFIED DOMESTIC RELATIONS ORDER. To
                  the extent that the Plan treats a former spouse of a Member as the spouse of such Member for purposes of sections 401(a)(11) and 417 of the Code pursuant to a qualified domestic relations order (as defined in section 414(p) of the Code), the actual spouse of the Member shall not be treated as the actual spouse of the Member for such purposes. If, pursuant to a qualified domestic relations order, more than one individual is a designated spouse, the amount of the survivor annuity payable under this subsection shall not exceed the amount which would be paid if there were only one surviving spouse.

                           (g) PROVISIONS APPLICABLE ONLY TO CNA SUBACCOUNTS.
                  The provisions of this Section shall not apply to amounts in a Member's Account other than amounts in his CNA Subaccounts.

         .8 COMPLIANCE AMENDMENTS. The Commercial Union Plan is hereby amended retroactively to incorporate each of the applicable provisions of this Plan which may be required to maintain the tax qualification of the Commercial Union Plan through December 31, 1998. In addition, the Commercial Union Plan is hereby amended effective December 17, 1997, to incorporate the provisions of Section
16.4 through 16.7.


                                  Article XVII
                                  MISCELLANEOUS

         .1 COMPANY NOTIFICATION. The Board of Directors, or its delegate, shall promptly advise the Trustee and the Benefits Committee or its appointed representative, in writing, of the death, retirement or separation from service of a Member and shall execute and deliver to the Benefits Committee or its appointed representative such forms as may be required to carry out the provisions of this Plan.

         .2 NO EMPLOYMENT RIGHTS. Participation hereunder shall not give any Employee the right to be retained in the employ of the Company, or any right or interest in this Plan other than as herein provided.

         .3 NO ASSIGNMENT OR ALIENATION. To the extent permitted by law (and except as provided in Section 10.7 with respect to loans to Members), the benefit payable to a Member, and the death benefit (if any) payable to a Beneficiary, shall not be subject to alienation, assignment, attachment, execution, garnishment, pledge, or encumbrance, or to any other legal or equitable process. The preceding sentence shall also apply to a right to any benefit payable pursuant to a domestic relations order unless such order is determined to be a qualified domestic relations order ("QDRO") (as defined in section 414(p) of the Code) or a domestic relations order entered before January 1, 1985 which the Benefits Committee or its appointed representative elects to treat as a QDRO. Benefits payable to an alternate payee under a QDRO, or under any domestic relations order entered before January 1, 1985 treated as such, may be distributed in such manner, at such time, and from such Accounts of the Member as the QDRO provides, even if earlier than the date on which the Member himself would be entitled to receive such benefits under the Plan, and even if earlier than the Member's "earliest retirement date," as defined in section 414(p)(4)(B) of the Code.

This Section shall not prevent an offset of a Member's benefits against an amount that the Member is ordered or required to pay to the Plan to the extent permitted under section 401(a)(13)(C) of the Code.

         .4 MILITARY SERVICE. Effective October 13, 1996, notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Code.

         .5 TITLES. Titles of Articles and Sections are for general information only and this Plan shall not be construed by reference thereto.

         .6 GENDER AND NUMBER. Words used in the masculine shall be read and construed in the feminine where they would so apply. Whenever appropriate, words used in the singular shall include the plural and words used in the plural shall include the singular.

         .7 FACILITY OF PAYMENT. If the Benefits Committee or its appointed representative deems any person incapable of receiving benefits to which he is entitled, by reason of minority, illness, infirmity or other incapacity, it may direct the Trustee to make payment directly for the benefit of such person to any person selected by the Benefits Committee or its appointed representative to disburse it. Such payments shall, to the extent thereof, discharge all liability of the Company, the Benefits Committee or its appointed representative, and the Trustee.

         .8 FORMER EMPLOYEES. Except as otherwise specifically provided in the Plan, or in the Plan as in effect before January 1, 1999, each Employee who retired or otherwise separated from service with the Company before January 1, 1999, shall have his rights and benefits determined under the Plan as in effect on the date he separated from service.

         .9 EXPENSES. Unless paid by the Company, any expenses incurred in administering the Plan, including but not limited to expenses incurred by the Benefits Committee or its appointed representative, shall be deducted from the Accounts to which such expenses relate, or proportionally from all Accounts if such expenses do not relate to any specific Accounts.

         .10 GOVERNING LAW. The Plan shall be construed, regulated and administered according to the laws of the Commonwealth of Pennsylvania, to the extent not superseded by Federal law.

         .11 UNCLAIMED BENEFITS. Except as provided in Section 13.2, any benefits payable to, or on behalf of, a Participant or Beneficiary which are not claimed for a period of five years after the later of the Participant's Normal Retirement Date or the date he actually retires shall be forfeited and applied in the manner described in Section 7.3. Notwithstanding the foregoing, if a claim is made by the Participant or his Beneficiary for the forfeited benefit, the benefit shall be immediately reinstated.

IN WITNESS WHEREOF, CGU Insurance Company has caused these presents to be duly executed this 15th day of December 1999.

Attest:                                   CGU INSURANCE COMPANY


/s/ Dennis Smith                          By: /s/ Robert Gowdy
------------------------------------         -----------------------------------
Secretary                                    Chief Executive Officer

                  The following companies, which were previously participating employers under either this Plan or the Commercial Union Plan, indicate their continued participation in this merged Plan by causing these presents to be duly executed on the dates set forth below:

                                          PARTICIPATING EMPLOYERS:

Attest:                                   A.W.G. DEWAR, INC.

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   AMERICAN CENTRAL INSURANCE
                                           COMPANY

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   AMERICAN EMPLOYERS' INSURANCE
                                           COMPANY

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   BEACON ADVERTISING
                                           CORPORATION

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                  CU ANNUITY SERVICE CORPORATION

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   CU LIFE INSURANCE COMPANY OF
                                           NEW YORK

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------

Attest:                                   CU LLOYD'S INC.

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   CU LLOYD'S OF TEXAS

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   CU HOMELAND INSURANCE
                                           COMPANY

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   COMMERCIAL GENERAL UNION
                                           CORPORATION

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   COMMERCIAL UNION INSURANCE
                                           COMPANY

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   COMMERCIAL UNION INVESTMENT
                                           MANAGEMENT CORPORATION

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   COMMERCIAL UNION LIFE
                                           INSURANCE COMPANY OF
                                           AMERICA

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------

Attest:                                   COMMERCIAL UNION MIDWEST
                                           INSURANCE COMPANY

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   COMMERCIAL UNION RISK
                                           MANAGEMENT, INC.

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   COMMERCIAL UNION YORK
                                           INSURANCE COMPANY

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   FARMERS UNION INSURANCE
                                           ACQUISITION CORPORATION

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   FARMERS AND MERCHANTS
                                           INSURANCE COMPANY

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   GA INSURANCE COMPANY OF
                                           OF NEW YORK

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------

Attest:                                   GENERAL ASSURANCE COMPANY

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   HAWKEYE SECURITY AND
                                           INSURANCE COMPANY

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   HOUSTON GENERAL INSURANCE
                                           COMPANY

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   KIM MANAGEMENT AND
                                           INVESTMENT COMPANY

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   MIDWESTERN INSURANCE COMPANY

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   NEW AMERICAN LIFE INSURANCE
                                           COMPANY

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------

Attest:                                  NORTH PACIFIC INSURANCE
                                          COMPANY

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   OREGON AUTOMOBILE INSURANCE
                                           COMPANY

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   PG INSURANCE COMPANY OF
                                           NEW YORK

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   SILVEY CORPORATION

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   TCH INSURANCE AGENCY, INC.

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   TRI-STATE INSURANCE COMPANY

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   THE EMPLOYERS' FIRE
                                           INSURANCE COMPANY

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------

Attest:                                   THE NORTHERN ASSURANCE
                                           COMPANY OF AMERICA

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   UNITED SECURITY
                                           INSURANCE COMPANY

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


Attest:                                   WESTERN STATES INSURANCE
                                           COMPANY

                                          By:
-------------------------------------         ----------------------------------
Secretary                                 Date:
                                              ----------------------------------


                  VANGUARD FIDUCIARY TRUST COMPANY hereby acknowledges that an executed copy of this amended and restated Plan has been filed with it this _____ day of ______________________, ____.

Attest:                                  VANGUARD FIDUCIARY TRUST
                                          COMPANY


                                         By:
-------------------------------------       ------------------------------------

                                 AMENDMENT NO. 1
                                     TO THE
                                CGU SAVINGS PLAN
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1999)

     Pursuant to Section 13.1 thereof, the CGU Savings Plan (the "Plan"), is amended as follows, effective as of the dates specified below.

1. Effective June 1, 2001, the name of the Plan is changed to the "OneBeacon Insurance Savings Plan".

2. Effective on the day of the closing of the purchase and sale of CGU Corporation pursuant to the stock purchase agreement, dated as of September 24, 2000, among CGU International Holdings Luxembourg S.A., CGU Holdings LLC, CGNU plc, White Mountains Insurance Group, Ltd., TACK Holding Corp. and TACK Acquisition Corp., new Article XVIII shall be added to the Plan and shall read as follows:

                                 "ARTICLE XVIII
                   SPECIAL PROVISIONS CONCERNING EMPLOYEES OF
                      CGU LIFE INSURANCE COMPANY OF AMERICA

         18.1 PARTICIPATION OF CGU LIFE COMPANIES IN THE PLAN AND MEMBERSHIP OF CGU LIFE EMPLOYEES. CGU Life Insurance Company of America, CGU Life Insurance Company of New York and CGU Annuity Service Corporation ceased to be Participating Employers in the Plan effective as of June 1, 2001. Any Member who was an employee of one of the companies referred to in the preceding sentence on such date ceased to be a Member as of such date. Any Member who was an employee of one of the companies referred to in the first sentence hereof at the time such Member retired or terminated service with the Company also ceased to be a Member as of June 1, 2001.

         18.2 SPIN-OFF OF CGU LIFE PLAN. All of the assets and liabilities with respect to Accrued Benefits attributable to the former Members described in Section 18.1 shall be spun-off into a new defined contribution 401(k) plan to be established by CGU Life Insurance Company of America for the benefit of such former Members. The spin-off shall occur pursuant to
       Section 13.4 of this Plan and in accordance with Section 414(l) of the Code and the regulations thereunder."

IN WITNESS WHEREOF, CGU Insurance Company has caused this amendment to the CGU Savings Plan to be executed on behalf of the Company by its duly sworn officer as of the 31st day of May, 2001.

                                           By /s/ Vincent A. Brazauskas
                                              -----------------------------
                                              Title Senior Vice President
                                              CGU INSURANCE COMPANY

                                 AMENDMENT NO. 2
                                     TO THE
                        ONEBEACON INSURANCE SAVINGS PLAN
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1999)

     Pursuant to Section 13.1 thereof, the OneBeacon Insurance Savings Plan (the "Plan"), formerly the CGU Savings Plan, is amended as follows, effective as of the dates specified below.

1. Effective on or after August 27, 2001, Section 1.43 is amended to read as follows:

                  "1.43 "MEMBER'S ACCOUNT OR ACCOUNTS" -- As of any applicable date, the aggregate of a Member's After-Tax Deposits Account, Before-Tax Deposits Account, Company Matching Account, Rollover Account, Transfer Account, and, as defined in Section 3.3(c), White Mountains Account"

2. Effective on or after August 27, 2001, the following new Sections 1.68A, 168B and 168C are added to the Plan immediately after Section 1.68:

                  "1.68A "WMIG" -- White Mountains Insurance Group, Ltd., a Bermuda company, which is the indirect foreign parent of the Company."

                  "1.68B "WHITE MOUNTAINS STOCK" -- Common shares of WMIG with a $1.00 par value, as traded on the New York Stock Exchange."

                  "1.68C "WHITE MOUNTAINS STOCK FUND" -- An Investment Fund consisting of common shares of White Mountains Stock and short-term money market investments in which funds may be temporarily invested pending investment in White Mountains Stock. Such fund shall be invested by the Trustee solely in White Mountains Stock purchased by the Trustee in the open market or by private purchase from WMIG or others at the fair market value of such shares at the time of purchase as determined by the Trustee. White Mountains Stock may also be acquired within the Plan for the Accounts of active Members from the Accounts of Members who elect, or whose Beneficiaries elect, to receive cash distributions from the Plan instead of shares of White Mountains Stock allocated to their Accounts. In acquiring White Mountains Stock for the Accounts of active Members the Trustee may net purchases, including internal acquisitions of the kind described above, against sales of White Mountains Stock. Dividends, interest and other distributions received by the Trustee in respect of the White Mountains Stock Fund, shall be reinvested in the White Mountains Stock Fund. However, pending reinvestment, any such dividends, interest, and other distributions in respect of the

         White Mountains Stock Fund shall be invested by the Trustee in short-term fixed income investments.

3. Effective on or after August 27, 2001, Section 2.1(b)(2)(i) is amended by changing "90 days" to "60 days".

4. Effective on or after August 27, 2001, Section 2.2 is amended by replacing the third sentence thereof with the following:

         "The Member's first deposit shall be made from the first payroll period beginning at least 15 days after he applies (either in writing or by utilization of telephone or electronic procedures established for such purpose) to make deposits under the Plan. If a newly eligible Member fails to make an application which either authorizes payroll reduction deposits or indicates an intent to have no such deposits made, the Member will be automatically treated as having elected to reduce his Salary under Section 3.1 by two percent beginning with the first payroll period which begins after he satisfies the requirements of
         Section 2.1(b). A newly eligible Member will be considered to have failed to make an application under the preceding sentence if he does not return the form provided by the Company or utilize the applicable telephone or electronic procedures at least 15 days before the beginning of the first payroll period for which deposits on his behalf could have been made. The Benefits Committee or its appointed representative shall provide written notice to each Covered Employee at the time he is hired explaining his right to elect not to have payroll reduction deposits made on his behalf. A Member may change any automatic election on a prospective basis by utilizing the procedures established pursuant to Section 3.11."

5. Effective on or after August 27, 2001, Section 3.3 is amended by adding the following new subsection (c) at the end thereof:

                  "(c) In addition to the contributions described in Section 3.3(a), the Company shall on December 31, 2001 make a one-time contribution to the Trust of two common shares of White Mountains Stock on behalf of each Covered Employee (other than an employee of A. W. G. Dewar, Inc. or an employee under the management of the National Indemnity Company) who was employed by the Company on June 1, 2001 and continued in such employment as of December 31, 2001. Such contribution, which shall be invested in the White Mountains Stock Fund, shall be treated as a Company Matching Contribution except that it shall be maintained in a separate account designated as the "White Mountains Account". If a Member's Account has not previously been established for an Employee on whose behalf such contribution is made, the Benefits Committee or its appointed representative shall establish such an account consisting of a White Mountains Account showing the Employee's interest in the White

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

         Mountains Stock Fund attributable to the two shares of White Mountains Stock."

6. Effective on or after August 27, 2001, the second sentence of Section 4.1 is amended to read as follows:

         "A Member may change his investment election as well as the investment of Company Matching Contributions under the first sentence of Section
         4.4 by written direction to the Benefits Committee or its appointed representative or by telephone transfer procedures established for such purpose."

7. Effective on or after August 27, 2001, Section 4.2 is amended by adding the following after the second sentence thereof:

         "Notwithstanding anything to the contrary, the Investment Funds available under the Plan shall include the White Mountains Stock Fund."

8. Effective on or after August 27, 2001, Section 4.4 is amended by revising it to read as follows:

                  4.4 INVESTMENT FUND DESIGNATIONS. Fifty percent of the Company Matching Contributions made pursuant to Section 3.3(a) on or after August 27, 2001 shall be invested in the White Mountains Stock Fund. Unless otherwise provided by the Plan, all remaining deposits and contributions shall be invested in whichever Investment Fund or Funds the Member designates. Such deposits and contributions may be invested either:

                           (a)  100 percent in one Fund; or

                           (b) in two or more Funds on the basis of a
                  distribution of deposits and contributions between them in multiples of five percent.

         If a newly eligible Member fails to make a valid investment designation under Section 2.2 at the time he applies to make deposits, or if automatic contributions are made on behalf of an eligible Member pursuant to Section 2.2, deposits and contributions made to the Plan on such Member's behalf shall automatically be invested in the Vanguard Prime Money Market Fund."

9. Effective on or after August 27, 2001, Section 7.1 is amended to read as follows:

         "7.1 VESTED INTEREST IN MEMBER DEPOSITS AND WHITE MOUNTAINS ACCOUNT. A Member's Vested Interest in his Before-Tax Deposits Account, his


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

         After-Tax Deposits Account, and his White Mountains Account shall be 100 percent at all times."

10. Effective on or after August 27, 2001, Section 8.2(a) is amended by revising it to read as follows:

         "As soon as practicable after the earlier of a Member's request for payment under Article V or the receipt of notification of the Member's death, the portion of the Member's Account invested in any of the Investment Funds, other than the Vanguard Prime Money Market Fund (the "Money Market Fund"), shall be liquidated and transferred on that day to the Money Market Fund."

11. Effective on or after August 27, 2001, new Section 12.3 is added to the Plan to read as follows:

                  "12.3 VOTING RIGHTS WITH RESPECT TO WHITE MOUNTAINS STOCK. Each Member (or Beneficiary of a deceased Member) shall be entitled to instruct the Trustee with respect to voting and/or giving proxies to vote the number of shares, including fractional shares, of White Mountains Stock in the White Mountains Stock Fund allocated to the Member's (or Beneficiary's) Account on the applicable record date with respect to any corporate matter which involves the voting of such shares. With respect to the voting of shares of White Mountains Stock in the White Mountains Stock Fund, the following additional provisions shall apply:

                           (a) EFFECT OF DIRECTIONS RECEIVED FROM MEMBERS ON
                  GENERAL CORPORATE MATTERS. The Trustee shall designate an individual (the "Trustee's Designee"), other than an officer, director or employee of the Company or any other Affiliated Entity, to receive all voting directions from Members (or Beneficiaries). The Trustee's Designee shall convey the totals of such voting directions to the Trustee, but the manner in which each individual Member (or Beneficiary) instructs the Trustee with respect to voting and/or giving proxies to vote shall be held by the Trustee's Designee in confidence and shall not be divulged or released to any person, including officers or employees of the Company or any other Affiliated Entity. Unless otherwise required by applicable law --

                                    (i) The Trustee shall vote or give proxies
                           to vote such shares of White Mountains Stock held in the White Mountains Stock Fund as directed by the Members (or Beneficiaries); and

                                    (ii) Shares of White Mountains Stock in the
                           White Mountains Stock Fund on the applicable record date for

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

                           which instructions from the Members (or
                           Beneficiaries) are not timely received shall be voted (or proxies shall be given) by the Trustee in the same proportions as the Trustee votes or gives proxies in accordance with directions of Members or Beneficiaries;

                  provided that if shares are not voted (and proxies given) pursuant to (i) and (ii), above, then the Trustee shall vote such shares (and give such proxies) in the Trustee's discretion in accordance with the principles of Section 404(a) of ERISA.

                           (b) PROXY STATEMENTS AND FORM FOR VOTING
                  INSTRUCTIONS. The Company shall furnish to each Member (or Beneficiary) entitled under this Section 12.3(a) to instruct the Trustee with respect to voting or giving proxies to vote those shares of White Mountains Stock in the White Mountains Stock Fund allocated to the Member's (or Beneficiary's) Account a copy of any proxy statement and/or other information, if any, furnished to the shareholders of WMIG. In connection with each such proxy statement and other information, if any, the Company shall also furnish each Member (or Beneficiary) with a form on which to give voting instructions to the Trustee, the name of the Trustee's Designee to receive voting directions, the address to which instructions should be mailed, and a statement of the number of shares of White Mountains Stock which the Member or Beneficiary is entitled to direct the Trustee to vote or give proxies to vote.

                  (c) RIGHTS ON TENDER OR EXCHANGE OFFER. Each present or former Member (or, in the event of a Member's death, his Beneficiary) shall have the right, to the extent of the number of shares of White Mountains Stock allocated to his Account, to instruct the Trustee in writing as to the manner in which to respond to a tender or exchange offer with respect to such shares of White Mountains Stock. The Company shall use its best efforts to distribute or cause to be distributed in a timely manner to each present or former Member (or Beneficiary thereof) such information as will be distributed to stockholders of WMIG in connection with any such tender offer or exchange offer. Upon timely receipt of such instructions, the Trustee shall respond as instructed with respect to such shares of White Mountains Stock. The instructions received by the Trustee from Members shall be held by the Trustee in confidence and shall not be divulged or released to any person, including officers or employees of the Company or any Affiliated Entity. If the Trustee does not receive timely instruction from a Member (or Beneficiary) as to the manner

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

                  in which to respond to such a tender or exchange offer, such Member (or Beneficiary) shall be deemed to have instructed the Trustee not to tender or exchange the shares of White Mountains Stock allocated to his Account, and the Trustee shall not tender or exchange any such shares.

                           If pursuant to instructions from any Member or
                  Beneficiary (each in this Section 12.3(c) being referred to as a "Tendering Member") given pursuant to this Section 12.3(c), the Trustee tenders shares of White Mountains Stock in the Tendering Member's Account, and receives cash for these shares, the portion of the Tendering Member's Account, if any, invested in the White Mountains Stock Fund shall be reduced by the number of shares in the White Mountains Stock Fund portion of his Account which were sold, and the proceeds of the sale if they consist of cash shall be invested in any one or more of the other Investment Funds as directed by the Tendering Member. If the Trustee receives property other than cash for any tendered shares of White Mountains Stock, the portion of the Tendering Member's Account, if any, invested in the White Mountains Stock Fund shall be reduced by the number of shares in the White Mountains Stock Fund portion of his Account which were sold, the property received shall be retained in a separate fund within the Trust pending a decision by the Trustee as to its disposition, and the Tendering Member shall be credited with his allocable share of such separate fund.


IN WITNESS WHEREOF, CGU Insurance Company has caused this amendment to the OneBeacon Insurance Savings Plan to be executed on behalf of the Company by its duly sworn officer as of the 24th day of August, 2001.



                                    By /s/ Vincent A. Brazauskas
                                       -------------------------------------
                                       Title Managing Director
                                       CGU INSURANCE COMPANY




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